EXHIBIT 10.1

                              STANDARD OFFICE LEASE

                                 BY AND BETWEEN

                     ARDEN REALTY FINANCE PARTNERSHIP, L.P.,
                        a California limited partnership,

                                  AS LANDLORD,

                                       AND

                   JAMES J. JOSEPH, AS CHAPTER 11 TRUSTEE FOR
                      PERFORMANCE CAPITAL MANAGEMENT, INC.,
                            a California corporation,

                                    AS TENANT



                                    SUITE 400

                              ANAHEIM CITY CENTRE

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGES
                                                                           -----
ARTICLE 1     Basic Lease Provisions . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2     Term/Premises. . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE 3     Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
              (a)     Basic Rental . . . . . . . . . . . . . . . . . . . . . . 3
              (b)     Increase in Direct Costs . . . . . . . . . . . . . . . . 3
              (c)     Definitions  . . . . . . . . . . . . . . . . . . . . . . 3
              (d)     Determination of Payment . . . . . . . . . . . . . . . . 4

ARTICLE 4     Security Deposit . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE 5     Holding Over . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 6     Personal Property Taxes. . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 7     Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 8     Condition of Premises. . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 9     Repairs and Alterations. . . . . . . . . . . . . . . . . . . . . 7
              (a)     Landlord's Obligation. . . . . . . . . . . . . . . . . . 7
              (b)     Tenant's Obligation. . . . . . . . . . . . . . . . . . . 8
              (c)     Alterations. . . . . . . . . . . . . . . . . . . . . . . 8
              (d)     Insurance Liens. . . . . . . . . . . . . . . . . . . . . 8
              (e)     Costs and Fees; Removal. . . . . . . . . . . . . . . . . 8

ARTICLE 10     Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 11     Project Services. . . . . . . . . . . . . . . . . . . . . . . . 9
               (a)     Basic Services. . . . . . . . . . . . . . . . . . . . . 9
               (b)     Excess Usage. . . . . . . . . . . . . . . . . . . . . . 9
               (c)     Additional Electrical Services. . . . . . . . . . . . . 9
               (d)     HVAC Balance. . . . . . . . . . . . . . . . . . . . . .10
               (e)     Telecommunications. . . . . . . . . . . . . . . . . . .10
               (f)     After-Hours Use . . . . . . . . . . . . . . . . . . . .10
               (g)     Reasonable Charges  . . . . . . . . . . . . . . . . . .10

ARTICLE 12     Rights of Landlord. . . . . . . . . . . . . . . . . . . . . . .10
               (a)     Right of Entry. . . . . . . . . . . . . . . . . . . . .10
               (b)     Maintenance Work. . . . . . . . . . . . . . . . . . . .11
               (c)     Rooftop . . . . . . . . . . . . . . . . . . . . . . . .11


ARTICLE 13     Indemnity; Exemption of Landlord from Liability . . . . . . . .11
               (a)     Indemnity . . . . . . . . . . . . . . . . . . . . . . .11
               (b)     Exemption of Landlord from Liability. . . . . . . . . .11
               (c)     Security  . . . . . . . . . . . . . . . . . . . . . . .12


ARTICLE 14     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .12
               (a)     Tenant's Insurance. . . . . . . . . . . . . . . . . . .12
               (b)     Form of Policies  . . . . . . . . . . . . . . . . . . .12
               (c)     Landlord's Insurance  . . . . . . . . . . . . . . . . .12
               (d)     Waiver of Subrogation . . . . . . . . . . . . . . . . .13
               (e)     Compliance with Law . . . . . . . . . . . . . . . . . .13

ARTICLE 15     Assignment and Subletting . . . . . . . . . . . . . . . . . . .13

ARTICLE 16     Damage or Destruction . . . . . . . . . . . . . . . . . . . . .15

ARTICLE 17     Subordination . . . . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE 18     Eminent Domain. . . . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE 19     Default . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

ARTICLE 20     Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . .17

ARTICLE 21     Transfer of Landlord's Interest . . . . . . . . . . . . . . . .19

ARTICLE 22     Broker. . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

ARTICLE 23     Parking . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

ARTICLE 24     Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

ARTICLE 25     Estoppel Certificate  . . . . . . . . . . . . . . . . . . . . .20

ARTICLE 26     Liability Of Landlord . . . . . . . . . . . . . . . . . . . . .20

ARTICLE 27     Inability To Perform. . . . . . . . . . . . . . . . . . . . . .21

ARTICLE 28     Hazardous Waste . . . . . . . . . . . . . . . . . . . . . . . .21

ARTICLE 29     Surrender of Premises; Removal of Property. . . . . . . . . . .22

ARTICLE 30     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . .23
               (a)        Severability; Entire Agreement . . . . . . . . . . .23
               (b)        Attorneys' Fees; Waiver of Jury Trial. . . . . . . .23
               (c)        Time of Essence. . . . . . . . . . . . . . . . . . .24
               (d)        Headings; Joint and Several. . . . . . . . . . . . .24
               (e)        Reserved Area. . . . . . . . . . . . . . . . . . . .24
               (f)        No Option. . . . . . . . . . . . . . . . . . . . . .24
               (g)        Use of Project Name; Improvements. . . . . . . . . .24
               (h)        Rules and Regulations. . . . . . . . . . . . . . . .24
               (i)        Quiet Possession . . . . . . . . . . . . . . . . . .24
               (j)        Rent . . . . . . . . . . . . . . . . . . . . . . . .24
               (k)        Successors and Assigns . . . . . . . . . . . . . . .25
               (1)        Notices. . . . . . . . . . . . . . . . . . . . . . .25
               (m)        Persistent Delinquencies . . . . . . . . . . . . . .25
               (n)        Right of Landlord to Perform . . . . . . . . . . . .25
               (o)        Access, Changes in Project, Facilities, Name . . . .25
               (p)        Signing Authority. . . . . . . . . . . . . . . . . .25
               (q)        Identification of Tenant . . . . . . . . . . . . . .26
               (r)        Intentionally Omitted. . . . . . . . . . . . . . . .26
               (s)        Survival of Obligations. . . . . . . . . . . . . . .27
               (t)        Confidentiality  . . . . . . . . . . . . . . . . . .27
               (u)        Governing Law  . . . . . . . . . . . . . . . . . . .27
               (v)        Storage Space  . . . . . . . . . . . . . . . . . . .27
               (w)        Exhibits . . . . . . . . . . . . . . . . . . . . . .27
               (x)        Independent Covenants  . . . . . . . . . . . . . . .28
               (y)        Counterparts . . . . . . . . . . . . . . . . . . . .28

ARTICLE 31     Option to Extend. . . . . . . . . . . . . . . . . . . . . . . .29
               (a)        Option Rent  . . . . . . . . . . . . . . . . . . . .29
               (b)        Exercise of Options. . . . . . . . . . . . . . . . .29

ARTICLE 32    Right of First Offer . . . . . . . . . . . . . . . . . . . . . .29
ARTICLE 33    Signage. . . . . . . . . . . . . . . . . . . . . . . . . . . . .29

Exhibit "A"   Premises
Exhibit "B"   Rules and Regulations
Exhibit "C"   Notice of Lease Term Dates and Tenant's Proportionate Share
Exhibit "D"   Tenant Work Letter

                             INDEX OF DEFINED TERMS
                             ----------------------

DEFINED TERMS                                                               PAGE
-------------                                                               ----

Additional Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Approved Working Drawings . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Architect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Base Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Base, Shell and Core. . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Basic Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Construction Drawings . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Contractor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Cost Proposal . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Cost Proposal Delivery Date . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Direct Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Economic Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Engineers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Estimate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Estimate Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Estimated Excess. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Excess. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Expiration Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Final Space Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Final Working Drawings. . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
First Month's Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
First Offer Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
First Offer Space . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Hazardous Material. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Improvement Allowance . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Improvement Allowance Items . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Improvements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Interest Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Landlord. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Landlord Coordination Fee . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Lease Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Market Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Operating Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Option Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Option Rent Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Option Term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Original Tenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Over-Allowance Amount . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Parking Passes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Partnership Tenant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Permitted Use.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Premises. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Project . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Real Property.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Security Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Specifications. . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Square Footage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Standard Improvement Package. . . . . . . . . . . . . . . . . . . . . .Exhibit D
Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Substantial Completion. . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Superior Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Superior Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Tax Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Tenant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Tenant Delays . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Tenant Improvements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

Tenant's Acceptance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Tenant's Proportionate Share  . . . . . . . . . . . . . . . . . . . . . . . . .1
Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Time Deadlines  . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit D
Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Transfer Premium  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Transferee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

                              STANDARD OFFICE LEASE
                              ---------------------

This Standard Office Lease ("LEASE") is made and entered into as of this 24th day of October, 2001, by and between ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California limited partnership ("LANDLORD"), and JAMES J. JOSEPH AS CHAPTER 11 TRUSTEE FOR PERFORMANCE CAPITAL MANAGEMENT, INC., a California corporation ("TENANT").

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises described as Suite No. 400, as designated on the plan attached hereto and incorporated herein as Exhibit "A" ("PREMISES"), of the project ("Project") whose address is 222 South Harbor Drive, Anaheim, California, for the Term and upon the terms and conditions hereinafter set forth, and Landlord and Tenant hereby agree as follows:

                                    ARTICLE 1
                                    ---------

                             BASIC LEASE PROVISIONS
                             ----------------------

A.   TERM:                            Five (5) years.

     COMMENCEMENT DATE:               The   earliest   of  (i)  the   date  Tenant  first
                                      Commences  to conduct  business in the Premises, or
                                      (ii)   the  date  of  Substantial   Completion   of
                                      Improvements  in  the  Premises,  but  in  no event
                                      earlier  than  November 29, 2001.

     BASIC RENTAL COMMENCEMENT        December  1,  2001;  provided  that   Substantial
     DATE:                            Completion  of  the   Improvements  has  occurred.

     EXPIRATION DATE:                 The  date  immediately  preceding  the  fifth (5th)
                                      anniversary  of the  Commencement  Date;  provided,
                                      however,  that  if the  Commencement Date is a date
                                      other than the first day of a month, the Expiration
                                      Date shall be the last  day of  the  month which is
                                      sixty  (60)  months  after the month  in which  the
                                      Commencement Date falls, unless extended or earlier
                                      terminated pursuant to this Lease.

B.   SQUARE FOOTAGE:                  13,988 rentable square feet.

C.   BASIC RENTAL:

Lease Year      Annual           Monthly         Monthly Basic Rental
----------    Basic Rental     Basic Rental     Per Rentable Square Foot
             -------------    -------------    -------------------------
  One        $  268,569.60    $   22,380.80    $                    1.60
  Two        $  276,962.40    $   23,080.20    $                    1.65
  Three      $  285,355.20    $   23,779.60    $                    1.70
  Four       $  293,748.00    $   24,479.00    $                    1.75
  Five       $  302,140.80    $   25,178.40    $                    1.80

D.   BASE YEAR:                       2002.

E.   TENANT'S PROPORTIONATE SHARE:    7.98%

F.   SECURITY DEPOSIT:                A security  deposit of $50,356.80 shall be due and
                                      Payable  by  Tenant  to  Landlord  upon   Tenant's
                                      execution of this Lease.

G.   PERMITTED USE:                   General office use, including  collection  through
                                      telephone and other electronic media of delinquent
                                      credit card debt.


H.   BROKERS:                         First Property Realty Corporation.

I.   PARKING PASSES:                  Tenant shall rent one hundred ten (110) unreserved
                                      parking  passes  and  ten  (10)  reserved  parking
                                      passes  at the Building's parking facility, at the
                                      rate  provided  in  Article  23  hereof.

J.   INITIAL INSTALLMENT OF BASIC     The first full  month's Basic Rental of $22,380.80
     RENTAL:                          shall be due and  payable  by  Tenant to  Landlord
                                      upon Tenant's execution of this Lease.

K.   IMPROVEMENT WORK:                Promptly after full execution and delivery of this
                                      Lease  by  Landlord and Tenant, Landlord shall, at
                                      Landlord's expense, cause the work to be performed
                                      in  the  Premises using Project-standard materials
                                      (the  "IMPROVEMENT  WORK"),  thoroughly  clean the
                                      Premises.  In addition, Tenant Improvements in the
                                      Premises  shall  be  installed  and constructed in
                                      accordance  with  the  terms  of  the  Tenant Work
                                      Letter  attached  hereto as Exhibit "D" and made a
                                                                  -----------
                                      part  hereof.  Except as specifically set forth in
                                      this  Lease,  Tenant  hereby  agrees to accept the
                                      Premises  in  its  "as-is"  condition  and  Tenant
                                      hereby  acknowledges  that  Landlord  has  made no
                                      representation or warranty regarding the condition
                                      of  the  Premises.

L..  CONTINGENCY:                     This  Lease  shall  be  contingent  upon  Landlord
                                      executing a Termination Agreement with First World
                                      Communications ("FIRST WORLD") with respect to the
                                      termination  of  First   World's  tenancy  in  the
                                      Premises.  If,  for  any reason, Landlord does not
                                      enter  into  such Termination Agreement with First
                                      World  on  or  before October 31, 2001, this Lease
                                      shall  be voidable by Landlord upon written notice
                                      to  Tenant.  In addition, this Lease is contingent
                                      upon  Landlord  delivering  to  Tenant  a  Bill of
                                      Sale for all  furniture,  fixtures  and  equipment
                                      presently  located  in  the  Premises and owned by
                                      Landlord,  free and clear of all encumbrances, for
                                      the  additional consideration to be paid by Tenant
                                      of  Thirty-Five  Thousand  and  NO/100  Dollars
                                      ($35,000.00).

                                    ARTICLE 2
                                    ---------

                                  TERM/PREMISES
                                  -------------

     The Term of this Lease shall commence on the Commencement Date as set forth in Article l.A. of the Basic Lease Provisions and shall end on the Expiration Date set forth in Article l.A. of the Basic Lease Provisions. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term, with the first Lease Year commencing on the Commencement Date; however, (a) if the Commencement Date falls on a day other than the first day of a calendar month, the first Lease Year shall end on the last day of the eleventh (llth) month after the Commencement Date and the second
(2nd) and each succeeding Lease Year shall commence on the first day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date. If Landlord does not deliver possession of the Premises to Tenant on or before the anticipated Commencement Date (as set forth in Article l.A, above), Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease nor the obligations of Tenant hereunder. Landlord and Tenant hereby stipulate that the Premises contains the number of square feet specified in Article l.B. of the Basic Lease Provisions, except that the rentable and usable square feet of the Premises and the Project are subject to verification from time to time by Landlord's architect/space planner. In the event that

Landlord's architect/space planner determines that the amounts thereof shall be different from those set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount (including, without limitation, the amount of the Basic Rental, Tenant's Proportionate Share, and the "Improvement Allowance", as that term is defined in
Section 2 of the Tenant Work Letter) shall be modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant. Landlord may deliver to Tenant a Commencement Letter in a form substantially similar to that attached hereto as Exhibit "C", which Tenant shall execute and return to Landlord within five (5) days of receipt thereof. Failure of Tenant to timely execute and deliver the Commencement Letter shall constitute an acknowledgment by Tenant that the statements included in such notice are true and correct, without exception.

                                    ARTICLE 3
                                    ---------

                                     RENTAL
                                     ------

     (a)     Basic  Rental.  Tenant  agrees  to  pay to Landlord during the Term
             -------------
hereof, at Landlord's office or to such other person or at such other place as directed from time to time by written notice to Tenant from Landlord, the initial monthly and annual sums as set forth in Article l.C of the Basic Lease Provisions, payable in advance on the first day of each calendar month, without demand, setoff or deduction, and in the event this Lease commences or the date of expiration of this Lease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated. Notwithstanding the foregoing, the first full month's Basic Rental shall be paid to Landlord in accordance with Article 1.J. of the Basic Lease Provisions.

     (b)     Increase  in  Direct Costs. The term "BASE YEAR" means the calendar
             --------------------------
year set forth in Article 1.D. of the Basic Lease Provisions. If, in any calendar year during the Term of this Lease, the "Direct Costs" (as hereinafter defined) paid or incurred by Landlord shall be higher than the Direct Costs for the Base Year, Tenant shall pay an additional sum for each such subsequent calendar year equal to the product of the amount set forth in Article 1.E. of the Basic Lease Provisions multiplied by such increased amount of Direct Costs. In the event either the Premises and/or the Project is expanded or reduced, then Tenant's Proportionate Share shall be appropriately if adjusted, and as to the calendar year in which such change occurs, Tenant's Proportionate Share for such calendar year shall be determined on the basis of the number of days during that particular calendar year that such Tenant's Proportionate Share was in effect. In the event this Lease shall terminate on any date other than the last day of a calendar year, the additional sum payable hereunder by Tenant during the calendar year in which this Lease terminates shall be prorated on the basis of the relationship which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to three hundred sixty five (365). Any and all amounts due and payable by Tenant pursuant to this Lease (other than Basic Rental) shall be deemed "ADDITIONAL RENT" and Landlord shall be entitled to exercise the same rights and remedies upon default in these payments as Landlord is entitled to exercise with respect to defaults in monthly Basic Rental payments.

     (c)     Definitions.  As used herein the term "DIRECT COSTS" shall mean the
             -----------
sum  of  the  following:

          (i) "TAX COSTS", which shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed, reassessed or levied upon the Project and appurtenances thereto and the parking or other facilities thereof, or the real property thereunder (collectively the "REAL PROPERTY") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed, reassessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof; provided, however, if at any time after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of any Tax Costs, there shall be assessed, reassessed or levied (a) a tax, assessment, reassessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom, or (b) a tax, assessment, reassessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Real Property and imposed upon Landlord, or (c) a license fee measured by the rent payable under this

Lease, then all such taxes, assessments, reassessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Direct Costs." In no event shall Tax Costs included in Direct Costs for any year subsequent to the Base Year be less than the amount of Tax Costs included in Direct Costs for the Base Year. In addition, when calculating Tax Costs for the Base Year, special assessments shall only be deemed included in Tax Costs for the Base Year to the extent that such special assessments are included in Tax Costs for the applicable subsequent calendar year during the Term.

          (ii) "OPERATING COSTS", which shall mean all costs and expenses incurred by Landlord in connection with the maintenance, operation, replacement, ownership and repair of the Project, the equipment, the intrabuilding cabling and wiring, adjacent walks, malls and landscaped and common areas and the parking structure, areas and facilities of the Project, including, but not limited to, salaries, wages, medical, surgical and general welfare benefits and pension payments, payroll taxes, fringe benefits, employment taxes, workers' compensation, uniforms and dry cleaning thereof for all persons who perform duties connected with the operation, maintenance and repair of the Project, its equipment, the intrabuilding cabling and wiring and the adjacent walks and landscaped areas, including janitorial, gardening, security, parking, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, hired services, a reasonable allowance for depreciation of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, accountant's fees incurred in the preparation of rent adjustment statements, legal fees, real estate tax consulting fees, personal property taxes on property used in the maintenance and operation of the Project, fees, costs, expenses or dues payable pursuant to the terms of any covenants, conditions or restrictions or owners' association pertaining to the Project, capital expenditures incurred to effect economies of operation of, or stability of services to, the Project and capital expenditures required by government regulations, laws, or ordinances including, but not limited to the Americans with Disabilities Act; costs incurred (capital or otherwise) on a regular recurring basis every three (3) or more years for certain maintenance projects (e.g., parking lot slurry coat or replacement of lobby and elevator cab carpeting); the cost of all charges for electricity, gas, water and other utilities furnished to the Project, including any taxes thereon; the cost of all charges for fire and extended coverage, liability and all other insurance in connection with the Project carried by Landlord; the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance and service contracts and other services with independent contractors and administration fees; a property management fee (which fee may be imputed if Landlord has internalized management or otherwise acts as its own property manager) and license, permit and inspection fees relating to the Project. In the event, during any calendar year, the Project is less than ninety-five percent (95%) occupied at all times, Operating Costs shall be adjusted to reflect the Operating Costs of the Project as though ninety-five percent (95%) were occupied at all times, and the increase or decrease in the sums owed hereunder shall be based upon such Operating Costs as so adjusted. In no event shall costs for any item of utilities included in Direct Costs for any year subsequent to the Base Year be less than the amount included in Direct Costs for the Base Year for such utility item. Notwithstanding anything to the contrary set forth in this Article 3, when calculating Operating Costs for the Base Year, Operating Costs shall exclude (a) market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes, (b) utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and (c) amortization of any capital items including, but not limited to, capital improvements, capital repairs and capital replacements (including such amortized costs where the actual improvement, repair or replacement was made in prior years).

     (d)      Determination  of  Payment.
              --------------------------

          (i) If for any calendar year ending or commencing within the Term, Tenant's Proportionate Share of Direct Costs for such calendar year exceeds
Tenant's Proportionate Share of Direct Costs for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Sections 3(d)(ii) and (iii), below, and as Additional Rent, an amount equal to the excess (the "EXCESS").

          (ii) Landlord shall give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Direct Costs for the then-current calendar year shall be and the estimated Excess (the "ESTIMATED EXCESS") as calculated by comparing Tenant's Proportionate Share of Direct Costs for such calendar year, which shall be based upon the Estimate, to Tenant's Proportionate Share of Direct Costs for the Base Year. The failure of Landlord to timely furnish the

Estimate Statement for any calendar year shall not preclude Landlord from subsequently enforcing its rights to collect any Estimated Excess under this
Article 3, once such Estimated Excess has been determined by Landlord. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current calendar year, Tenant shall pay, with its next installment of monthly Basic Rental due, a fraction of the Estimated Excess for the then-current calendar year (reduced by any amounts paid pursuant to the last sentence of this Section 3(d)(ii)). Such fraction shall have as its numerator the number of months which have elapsed in such current calendar year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Basic Rental installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          (iii) In addition, Landlord shall endeavor to give to Tenant as soon as reasonably practicable following the end of each calendar year, a statement (the "Statement") which shall state the Direct Costs incurred or accrued for such preceding calendar year, and which shall indicate the amount, if any, of the Excess. Upon receipt of the Statement for each calendar year during the Term, if amounts paid by Tenant as Estimated Excess are less than the actual Excess as specified on the Statement, Tenant shall pay, with its next installment of monthly Basic Rental due, the full amount of the Excess for such calendar year, less the amounts, if any, paid during such calendar year as Estimated Excess. If, however, the Statement indicates that amounts paid by Tenant as Estimated Excess are greater than the actual Excess as specified on the Statement, such overpayment shall be credited against Tenant's next installments of Estimated Excess. The failure of Landlord to timely furnish the Statement for any calendar year shall not prejudice Landlord from enforcing its rights under this Article 3, once such Statement has been delivered. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Proportionate Share of the Direct Costs for the calendar year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of this Article 3(d). The provisions of this Section 3(d)(iii) shall survive the expiration or earlier termination of the Term.

          (iv) If the Project is a part of a multi-building development, those Direct Costs attributable to such development as a whole (and not attributable solely to any individual building therein) shall be allocated by Landlord to the Project and to the other buildings within such development on an equitable basis.

          Provided that Tenant and its agents do not unreasonably interfere with Landlord's work in the Premises, Landlord shall allow Tenant access to the Premises for a consecutive forty-eight (48) hour period, at no charge to Tenant, for the purpose of Tenant installing furniture and equipment (including telephones and computers) in the Premises, prior to the occurrence of the Commencement Date. Prior to Tenant's entry into the Premises as permitted by the terms of this Article 3, Tenant shall submit a schedule to Landlord (and Landlord's contractor, if so requested by Landlord), for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Project or the Premises and against injury to any persons caused by Tenant's actions pursuant to this Article 3.

                                    ARTICLE 4
                                    ---------

                                SECURITY DEPOSIT
                                ----------------

     Tenant shall deposit with Landlord the sum set forth in Article 1.F. of the Basic Lease Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant breaches any provision of this Lease, including but not limited to the payment of rent, Landlord may use all or any part of this security deposit for the payment of any rent or any other sums in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its full amount. Tenant agrees that Landlord shall not be required to keep the security deposit in trust, segregate it or keep it separate from Landlord's general funds, but Landlord may commingle the security deposit with its general funds and Tenant shall not be entitled to interest on such deposit. At the expiration of the Lease Term, and provided there exists no default by Tenant hereunder, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to Tenant's "Transferee," as such term is defined in Article 15 below), provided that subsequent to the expiration of this Lease, Landlord may retain from said security deposit (i) an amount reasonably estimated by Landlord to cover potential Direct Cost reconciliation payments due with respect to the calendar year in which this Lease terminates or expires (such amount so retained shall not, in any event, exceed ten percent (10%) of estimated Direct Cost payments due from Tenant for such calendar year through the date of expiration or earlier termination of this Lease and any amounts so retained and not applied to such reconciliation shall be returned to Tenant within thirty (30) days after Landlord's delivery of the Statement for such calendar year), (ii) any and all amounts reasonably estimated by Landlord to cover the anticipated costs to be incurred by Landlord to remove any signage provided to Tenant under this Lease, to remove cabling and other items required to be removed by Tenant under Article 29 (b) below and to repair any damage caused by such removal (in which case any excess amount so retained by Landlord shall be returned to Tenant within thirty (30) days after such removal and repair), and (iii) any and all amounts permitted by law or this Article 4. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in effect, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 4 above and/or those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant.

                                    ARTICLE 5
                                    ---------

                                  HOLDING OVER
                                  ------------

     Should Tenant, without Landlord's written consent, hold over after termination of this Lease, Tenant shall become a tenant at sufferance upon each and all of the terms herein provided as may be applicable to such a tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay in advance, monthly, Basic Rental at a rate equal to three times the rate in effect for the last month of the Term of this Lease or three times Landlord's then asking rate for comparable space in the Project, whichever is greater, in addition to, and not in lieu of, all other payments required to be made by Tenant hereunder including but not limited to Tenant's Proportionate Share of any increase in Direct Costs. Nothing contained in this Article 5 shall be construed as consent by Landlord to any holding over of the Premises by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or earlier termination of the Term. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant agrees to indemnify, defend and hold Landlord harmless from all costs, loss, expense or liability, including without limitation, claims made by any succeeding tenant and real estate brokers claims and attorney's fees and costs.

                                    ARTICLE 6
                                    ---------

                             PERSONAL PROPERTY TAXES
                             -----------------------

     Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. In the event any or all of Tenant's trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, or if the cost or value of any leasehold improvements in the Premises exceeds the cost or value of a Project-standard buildout as determined by Landlord and, as a result, real property taxes for the Project are increased, Tenant shall pay to Landlord, within ten (10) days after delivery to Tenant by Landlord of a written statement setting forth such amount, the amount of such taxes applicable to Tenant's property or above-standard improvements. Tenant shall assume and pay to Landlord at the time Basic Rental next becomes due (or if assessed after the expiration of the Term, then within ten (10) days), any excise, sales, use, rent, occupancy, garage, parking, gross receipts or other taxes (other than net income taxes) which may be imposed on or on account of the letting of the Premises or the payment of Basic Rental or any other sums due or payable hereunder, and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this Article 6 shall not be included in the computation of "Tax Costs."

                                    ARTICLE 7
                                    ---------

                                       USE
                                       ---

     Tenant  shall  use  and  occupy  the Premises only for the use set forth in
Article 1.G. of the Basic Lease Provisions and shall not use or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion, and Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe upon the rights of other tenants or occupants in the Project. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, governmental regulations or requirements now in force or which may hereafter be in force relating to or affecting (i) the condition, use or occupancy of the Premises or the Project (excluding structural changes to the Project not related to Tenant's particular use of the Premises), and (ii) improvements installed or constructed in the Premises by or for the benefit of Tenant. Tenant shall not permit more than six (6) people per one thousand (1,000) rentable square feet of the Premises to occupy the Premises at any time. Tenant shall not do or permit to be done anything which would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Project and/or the property located therein and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters, and Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for any such insurance policy assessed or increased by reason of Tenant's failure to comply with the provisions of this Article.

                                    ARTICLE 8
                                    ---------

                              CONDITION OF PREMISES
                              ---------------------

     Tenant hereby agrees that the Premises shall be taken "as is", "with all faults", "without any representations or warranties", and Tenant hereby agrees and warrants that it has investigated and inspected the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Project or the suitability of same for Tenant's purposes. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representations or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business and Tenant expressly warrants and represents that Tenant has relied solely on its own investigation and inspection of the Premises and the Project in its decision to enter into this Lease and let the Premises in the above-described condition. The existing leasehold improvements in the Premises as of the date of this Lease, together with Landlord's work pursuant to the first sentence of this Article 8, may be collectively referred to herein as the "TENANT IMPROVEMENTS." The Premises shall be initially improved as provided in, and subject to, the Tenant Work Letter attached hereto as Exhibit "D" and
                                                                 -----------
made a part hereof. The existing leasehold improvements in the Premises as of the date of this Lease, together with the Improvements (as defined in the Tenant Work Letter) may be collectively referred to herein as the "Tenant Improvements." The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were at such time in satisfactory condition. Tenant hereby waives subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California or any successor provision of law.

                                    ARTICLE 9
                                    ---------

                             REPAIRS AND ALTERATIONS
                             -----------------------

     (a)      Landlord's  Obligation.  Landlord  shall  maintain  the structural
              ----------------------
portions of the Project, including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass, columns, beams, shafts, stairs, stairwells, elevator cabs and common areas, and shall also maintain and repair the base building mechanical, electrical, life safety, plumbing, sprinkler systems and heating, ventilating and air-conditioning systems (provided, however, that Landlord's obligation with respect to any such systems shall be to repair and maintain those portions of the systems located in the core of the Project or in other areas outside of the Premises, but Tenant shall be responsible to repair and maintain any distribution of such systems throughout the Premises).

     (b)     Tenant's  Obligation.   Except  as expressly provided as Landlord's
             --------------------
obligation in this Article 9, Tenant shall keep the Premises in good condition and repair. All damage or injury to the Premises or the Project resulting from the act or negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees, or by the use of the Premises, shall be promptly repaired by Tenant at its sole cost and expense, to the satisfaction of Landlord; provided, however, that for damage to the Project as a result of casualty or for any repairs that may impact the mechanical, electrical, plumbing, heating, ventilation or air-conditioning systems of the Project, Landlord shall have the right (but not the obligation) to select the contractor and oversee all such repairs. Landlord may make any repairs which are not promptly made by Tenant after Tenant's receipt of written notice and the reasonable opportunity of Tenant to make said repair within five (5) business days from receipt of said written notice, and charge Tenant for the cost thereof, which cost shall be paid by Tenant within five (5) days from invoice from Landlord. Tenant shall be responsible for the design and function of all non-standard improvements of the Premises, whether or not installed by Landlord at Tenant's request. Tenant waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent.

     (c)     Alterations.  Tenant  shall  make  no  alterations,  installations,
             ------------
changes or additions in or to the Premises or the Project (collectively, "ALTERATIONS") without Landlord's prior written consent. Any Alterations approved by Landlord must be performed in accordance with the terms hereof, using only contractors or mechanics approved by Landlord in writing and upon the approval by Landlord in writing of fully detailed and dimensioned plans and specifications pertaining to the Alterations in question, to be prepared and submitted by Tenant at its sole cost and expense. Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any Alterations approved by Landlord. Tenant shall cause all Alterations to be performed in a good and workmanlike manner, in conformance with all applicable federal, state, county and municipal laws, rules and regulations, pursuant to a valid building permit, and in conformance with Landlord's construction rules and regulations. If Landlord, in approving any Alterations, specifies a commencement date therefor, Tenant shall not commence any work with respect to such Alterations prior to such date. Tenant hereby agrees to indemnify, defend, and hold Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of Tenant in connection with any Alterations.

     (d)     Insurance;  Liens.    Prior to the commencement of any Alterations,
             -----------------
Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood that all such Alterations shall be insured by Tenant pursuant to Article 14 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien free completion of such Alterations and naming Landlord as a co-obligee.

     (e)     Costs  and  Fees;  Removal. If permitted Alterations are made, they
             --------------------------
shall be made at Tenant's sole cost and expense and shall be and become the property of Landlord, except that Landlord may, by written notice to Tenant given prior to the end of the Term, require Tenant at Tenant's expense to remove all partitions, counters, railings, cabling and other Alterations installed by Tenant, and to repair any damage to the Premises and the Project caused by such removal. Any and all costs attributable to or related to the applicable building codes of the city in which the Project is located (or any other authority having jurisdiction over the Project) arising from Tenant's plans, specifications, improvements, Alterations or otherwise shall be paid by Tenant at its sole cost and expense. With regard to repairs, Alterations or any other work arising from or related to this Article 9, Landlord shall be entitled to receive an administrative/coordination fee (which fee shall vary depending upon whether or not Tenant orders the work directly from Landlord) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. The construction of initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 9.

                                   ARTICLE 10
                                   ----------

                                      LIENS
                                      -----

     Tenant shall keep the Premises and the Project free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and Tenant agrees to defend, indemnify and hold Landlord harmless from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees and costs incurred by Landlord in connection with any such claim or action. Before commencing any work of alteration, addition or improvement to the Premises, Tenant shall give Landlord at least ten (10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility). In the event that there shall be recorded against the Premises or the Project or the property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed or discharged within ten (10) days of filing, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful or correct, or to require that Tenant promptly deposit with Landlord in cash, lawful money of the United States, one hundred fifty percent (150%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorneys' fees and costs incurred by Landlord, and shall remit the balance thereof to Tenant.

                                   ARTICLE 11
                                   ----------

                                PROJECT SERVICES
                                ----------------

     (a)     Basic  Services.  Landlord  agrees to furnish to the Premises, at a
             ---------------
cost to be included in Operating Costs, from 8:00 a.m. to 7:00 p.m. Mondays through Fridays and 8:00 a.m. to 2:00 p.m. on Saturdays, excepting local and national holidays, air conditioning and heat all in such reasonable quantities as in the judgment of Landlord is reasonably necessary for the comfortable occupancy of the Premises. In addition, Landlord shall provide electric current for normal lighting and normal office machines, elevator service and water on the same floor as the Premises for lavatory and drinking purposes in such reasonable quantities as in the judgment of Landlord is reasonably necessary for general office use and in compliance with applicable codes. However, Tenant's computer room electrical system shall be separated from the Premises on a sub-panel, and the electricity shall be separately metered and paid for by Tenant. Janitorial and maintenance services shall be furnished five (5) days per week, excepting local and national holidays. Tenant shall comply with all rules and regulations which Landlord may establish for the proper functioning and protection of the common area air conditioning, heating, elevator, electrical, intrabuilding cabling and wiring and plumbing systems. Landlord shall not be liable for, and there shall be no rent abatement as a result of, any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor disputes, breakdowns, accidents, necessary repairs or other cause. Except as specifically provided in this
Article 11, Tenant agrees to pay for all utilities and other services utilized by Tenant and any additional building services furnished to Tenant which are not uniformly furnished to all tenants of the Project, at the rate generally charged by Landlord to tenants of the Project for such utilities or services.

     (b)     Excess  Usage.  Tenant  will not, without the prior written consent
             -------------
of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purpose of using electric current or water.

     (c)     Additional  Electrical  Service.  If  Tenant shall require electric
             -------------------------------
current in excess of that which Landlord is obligated to furnish under Article 11(a) above, Tenant shall first obtain the written consent of Landlord, which Landlord may refuse in its sole and absolute discretion. Additionally, Landlord may cause an electric current meter or submeter to be installed in or about the Premises to measure the amount of any such excess electric current consumed by Tenant in the Premises. The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay to Landlord, promptly upon demand therefor by Landlord, for all such excess electric current consumed by any such use as shown by said meter at the rates charged for such service by the city in which the Project is located or the local public utility, as the case maybe, furnishing the same, plus any additional expense incurred by Landlord in keeping account of the electric current so consumed.

     (d)     HVAC  Balance.  If any lights, machines or equipment (including but
             -------------
not limited to computers and computer systems and appurtenances) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the building standard lights and usual office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord.

     (e)     Telecommunications.  Upon  request  from  Tenant from time to time,
             ------------------
Landlord will provide Tenant with a listing of telecommunications and media service providers serving the Project, and Tenant shall have the right to contract directly with the providers of its choice. If Tenant wishes to contract with or obtain service from any provider which does not currently serve the Project or wishes to obtain from an existing carrier services which will require the installation of additional equipment, such provider must, prior to providing service, enter into a written agreement with Landlord setting forth the terms and conditions of the access to be granted to such provider. In considering the installation of any new or additional telecommunications cabling or equipment at the Project, Landlord will consider all relevant factors in a reasonable and non-discriminatory manner, including, without limitation, the existing availability of services at the Project, the impact of the proposed installations upon the Project and its operations and the available space and capacity for the proposed installations. Landlord may also consider whether the proposed service may result in interference with or interruption of other services at the Project or the business operations of other tenants or occupants of the Project. In no event shall Landlord be obligated to incur any costs or liabilities in connection with the installation or delivery of telecommunication services or facilities at the Project. All such installations shall be subject to Landlord's prior approval and shall be performed in accordance with the terms of Article 9. If Landlord approves the proposed installations in accordance with the foregoing, Landlord will deliver its standard form agreement upon request and will use commercially reasonable efforts to promptly enter into an agreement on reasonable and non-discriminatory terms with a qualified, licensed and reputable carrier confirming the terms of installation and operation of telecommunications equipment consistent with the foregoing.

     (f)     After-Hours  Use.   If  Tenant requires heating, ventilation and/or
             ----------------
air conditioning during times other than the times provided in Article 11(a) above, Tenant shall give Landlord such advance notice as Landlord shall reasonably require and shall pay Landlord's standard charge for such after-hours use, which change is currently Thirty-Five and NO/100 ($35.00) per hour.

     (g)     Reasonable Charges. Landlord may impose a reasonable charge for any
             ------------------
utilities or services (other than electric current and heating, ventilation and/or air conditioning which shall be governed by Articles 11(c) and (f) above) utilized by Tenant in excess of the amount or type that Landlord reasonably determines is typical for general office use.

     (h)     24-Hour  Access.  Subject  to  Landlord's security requirements and
             ---------------
Articles  16  and 18 below, Tenant shall have access to the Premises twenty-four
(24) hours per day, seven (7) days per week throughout the Lease Term.


                                   ARTICLE 12
                                   ----------

                               RIGHTS OF LANDLORD
                               ------------------

     (a)      Right  of  Entry.  Landlord and its agents shall have the right to
              ----------------
enter the Premises at all reasonable times for the purpose of cleaning the Premises, examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Project, showing the same to prospective tenants, lenders or purchasers of the Project, in the case of an emergency, and for making such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key, or may forcibly enter in the case of an emergency, in each event without liability to Tenant and without affecting this Lease.

     (b)     Maintenance  Work.   Landlord reserves the right from time to time,
             -----------------
but subject to payment by and/or reimbursement from Tenant as otherwise provided herein: (i) to install, use, maintain, repair, replace, relocate and control for service to the Premises and/or other parts of the Project pipes, ducts, conduits, wires, cabling, appurtenant fixtures, equipment spaces and mechanical systems, wherever located in the Premises or the Project, (ii) to alter, close or relocate any facility in the Premises or the common areas or otherwise conduct any of the above activities for the purpose of complying with a general plan for fire/life safety for the Project or otherwise, and (iii) to comply with any federal, state or local law, rule or order. Landlord shall attempt to perform any such work with the least inconvenience to Tenant as is reasonably practicable, but in no event shall Tenant be permitted to withhold or reduce Basic Rental or other charges due hereunder as a result of same, make any claim for constructive eviction or otherwise make any claim against Landlord for interruption or interference with Tenant's business and/or operations.

     (c)     Rooftop.   If  Tenant desires to use the rooftop of the Project for
             -------
any purpose, including the installation of communication equipment to be used from the Premises, such rights will be granted in Landlord's sole discretion and Tenant must negotiate the terms of any rooftop access with Landlord or the rooftop management company or lessee holding rights to the rooftop from time to time. Any rooftop access granted to Tenant will be at prevailing rates and will be governed by the terms of a separate written agreement or an amendment to this Lease.

                                   ARTICLE 13
                                   ----------

                 INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY
                 -----------------------------------------------

     (a)     Indemnity.    Tenant  shall indemnify, defend and hold Landlord and
             ---------
Landlord's partners, members, affiliates, agents, directors, employees and contractors (collectively, "LANDLORD PARTIES") harmless from any and all claims arising from Tenant's use of the Premises or the Project including Tenant's Signage rights set forth in Article 32 or from the conduct of its business or from any activity, work or thing which may be permitted or suffered by Tenant in or about the Premises or the Project and shall further indemnify, defend and hold Landlord and the Landlord Parties harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or arising from any negligence or willful misconduct of Tenant or any of its agents, contractors, employees or invitees, patrons, customers or members in or about the Project and from any and all costs, attorneys' fees and costs, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord and the Landlord Parties, excepting where the damage is caused solely by the gross negligence or willful misconduct of Landlord or the Landlord Parties.

     (b)     Exemption  of  Landlord  from  Liability. Landlord and the Landlord
             ----------------------------------------
Parties shall not be liable for injury to Tenant's business, or loss of income therefrom, however occurring (including, without limitation, from any failure or interruption of services or utilities), or, except in connection with damage or injury resulting from the gross negligence or willful misconduct of Landlord or the Landlord Parties, for damage that may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from any cause whatsoever, including, but not limited to, fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems, or from intrabuilding cabling or wiring, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord and the Landlord Parties shall not be liable to Tenant for any damages arising from any willful or negligent action or inaction of any other tenant of the Project.

     (c)      Security.  Tenant acknowledges that Landlord's election whether or
              --------
not to provide any type of mechanical surveillance or security personnel whatsoever in the Project is solely within Landlord's discretion; Landlord and the Landlord Parties shall have no liability in connection with the provision, or lack, of such services, and Tenant hereby agrees to hold Landlord and the Landlord Parties harmless with regard to any such potential claim. Landlord and the Landlord Parties shall not be liable for losses due to theft, vandalism, or like causes. Tenant shall defend, indemnify, and hold Landlord and the Landlord Parties harmless from any such claims made by any employee, licensee, invitee, contractor, agent or other person whose presence in, on or about the Premises or the Project is attendant to the business of Tenant.

                                   ARTICLE 14
                                   ----------

                                    INSURANCE
                                    ---------

     (a)      Tenant's Insurance.  Tenant, shall at all times during the Term of
              ------------------
this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage: (i) Commercial General Liability Insurance, written on an occurrence basis, with a combined single limit for bodily injury and property damages of not less than Two Million Dollars ($2,000,000) per occurrence and Three Million Dollars ($3,000,000) in the annual aggregate, including products liability coverage if applicable, owners and contractors protective coverage, blanket contractual coverage including both oral and written contracts, and personal injury coverage, covering the insuring provisions of this Lease and the performance of Tenant of the indemnity and exemption of Landlord from liability agreements set forth in Article 13 hereof;
(ii) a policy of standard fire, extended coverage and special extended coverage insurance (all risks), including a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage where sprinklers are provided in an amount equal to the full replacement value new without deduction for depreciation of all (A) Tenant Improvements, Alterations, fixtures and other improvements in the Premises, including but not limited to all mechanical, plumbing, heating, ventilating, air conditioning, electrical, telecommunication and other equipment, systems and facilities, and (B) trade fixtures, furniture, equipment and other personal property installed by or at the expense of Tenant;
(iii) Worker's Compensation coverage as required by law; and (iv) business interruption, loss of income and extra expense insurance covering any failure or interruption of Tenant's business equipment {including, without limitation, telecommunications equipment) and covering all other perils, failures or interruptions sufficient to cover a period of interruption of not less than twelve (12) months. Tenant shall carry and maintain during the entire Lease Term (including any option periods, if applicable), at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 14 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably required by Landlord.

     (b)     Form  of  Policies.   The aforementioned minimum limits of policies
             ------------------
and Tenant's procurement and maintenance thereof shall in no event limit the liability of Tenant hereunder. The Commercial General Liability Insurance policy shall name Landlord, Landlord's property manager, Landlord's lender(s) and such other persons or firms as Landlord specifies from time to time, as additional insureds with an appropriate endorsement to the policy(s). All such insurance policies carried by Tenant shall be with companies having a rating of not less than A-VIII in Best's Insurance Guide. Tenant shall furnish to Landlord, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty
(30) days prior written notice to Landlord by the insurer. All such policies shall be endorsed to agree that Tenant's policy is primary and that any insurance carried by Landlord is excess and not contributing with any Tenant insurance requirement hereunder. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest (at the rate set forth in Section 20(e) below) from the date such sums are extended. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

     (c)     Landlord's  Insurance.   Landlord  may, as a cost to be included in
             ---------------------
Operating Costs, procure and maintain at all times during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Project in the amount of the full replacement costs without deduction for depreciation thereof, providing protection against all perils included within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage, and special extended coverage on the building. Additionally, Landlord may carry: (i) Bodily Injury and Property Damage Liability Insurance and/or Excess Liability Coverage Insurance; and (ii) Earthquake and/or Flood Damage Insurance; and (iii) Rental Income Insurance; and (iv) any other forms of insurance Landlord may deem appropriate or any lender may require. The costs of all insurance carried by Landlord shall be included in Operating Costs.

     (d)     Waiver  of  Subrogation.  Landlord and Tenant each agree to require
             -----------------------
their respective insurers issuing the insurance described in Sections 14(a)(ii), 14(a)(iv) and the first sentence of Section 14(c), waive any rights of subrogation that such companies may have against the other party. Tenant hereby waives any right that Tenant may have against Landlord and Landlord hereby waives any right that Landlord may have against Tenant as a result of any loss or damage to the extent such loss or damage is insurable under such policies.

     (e)     Compliance  with  Law. Tenant agrees that it will not, at any time,
             ---------------------
during the Term of this Lease, carry any stock of goods or do anything in or about the Premises that will in any way tend to increase the insurance rates upon the Project. Tenant agrees to pay Landlord forthwith upon demand the amount of any increase in premiums for insurance that may be carried during the Term of this Lease, or the amount of insurance to be carried by Landlord on the Project resulting from the foregoing, or from Tenant doing any act in or about the Premises that does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which causes an overload of electrical lines of the Premises, Tenant shall at its own cost and expense, in accordance with all other Lease provisions (specifically including, but not limited to, the provisions of Article 9, 10 and 11 hereof), make whatever changes are necessary to comply with requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. Tenant shall, at its own expense, comply with all insurance requirements applicable to the Premises including without limitation, the installation of fire extinguishers or an automatic dry chemical extinguishing system.

                                   ARTICLE 15
                                   ----------

                            ASSIGNMENT ANP SUBLETTING
                            -------------------------

     Tenant shall have no power to, either voluntarily, involuntarily, by operation of law or otherwise, sell, assign, transfer or hypothecate this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be used or occupied by anyone other than Tenant or Tenant's employees without the prior written consent of Landlord, which consent shall not be unreasonably withheld. If Tenant is a corporation, unincorporated association, partnership or limited liability company, the sale, assignment, transfer or hypothecation of any class of stock or other ownership interest in such corporation, association, partnership or limited liability company in excess of twenty-five percent (25%) in the aggregate shall be deemed a "Transfer" within the meaning and provisions of this Article 15. Tenant may transfer its interest pursuant to this Lease only upon the following express conditions, which conditions are agreed by Landlord and Tenant to be reasonable:

     (a) That the proposed "Transferee" (as hereafter defined) shall be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld but, without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if:

          (i)  The  use to be made of the Premises by the proposed Transferee is
(a) not generally consistent with the character and nature of all other tenancies in the Project, or (b) a use which conflicts with any so-called "exclusive" then to favor of, or for any use which might reasonably be expected to diminish the rent payable pursuant to any percentage rent lease with another tenant of the Project or any other buildings which are in the same complex as the Project, or (c) a use which would be prohibited by any other portion of this Lease (including but not limited to any Rules and Regulations then in effect);

          (ii) The financial responsibility of the proposed Transferee is not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of execution of this Lease;

          (iii) The proposed Transferee is either a governmental agency or instrumentality thereof;

          (iv) Either the proposed Transferee or any person or entity which directly or indirectly controls, is controlled by or is under common control with the proposed Transferee (A) occupies space in the Project at the time of the request for consent, or (B) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date of the proposed Transfer, to lease space in the Project; or

          (v) The rent charged by Tenant to such Transferee during the term of such Transfer, calculated using a present value analysis, is less than the rent being quoted by Landlord at the time of such Transfer for comparable space in the Project for a comparable term, calculated using a present value analysis.

     (b) Upon Tenant's submission of a request for Landlord's consent to any such Transfer, Tenant shall pay to Landlord Landlord's then standard processing fee and reasonable attorneys' fees and costs incurred in connection with the proposed Transfer, which the parties hereby stipulate to be $3,000.00, unless Landlord provides to Tenant evidence that Landlord has incurred greater costs in connection with the proposed Transfer;

     (c) That the proposed Transferee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease applicable to that portion of the Premises so transferred; and

     (d)     That  an  executed  duplicate  original  of  said  assignment  and assumption agreement or other transfer on a form reasonably approved by Landlord, shall be delivered to Landlord within five (5) days after the execution thereof, and that such transfer shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto. It shall be a condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises {a "TRANSFER") that (i) upon Landlord's consent to any Transfer, Tenant shall pay and continue to pay fifty percent (50%) of any "Transfer
Premium" (defined below), received by Tenant from the transferee; (ii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which will be received by Landlord without any liability whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and any sublessee shall agree to attorn to Landlord or its successors and assigns at their request should this Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; (iii) any such Transfer and consent shall be effected on forms supplied by Landlord and/or its legal counsel; (iv) Landlord may require that Tenant not then be in default hereunder in any respect; and (v) Tenant or the proposed subtenant or assignee (collectively, "TRANSFEREE") shall agree to pay Landlord, upon demand, as Additional Rent, a sum equal to the additional costs, if any, incurred by Landlord for maintenance and repair as a result of any change in the nature of occupancy caused by such subletting or assignment. "TRANSFER PREMIUM" shall mean all rent, Additional Rent or other consideration payable by a Transferee in connection with a Transfer in excess of the Basic Rental and Direct Costs payable by Tenant under this Lease during the term of the Transfer and if such Transfer is for less than all of the Premises, the Transfer Premium shall be calculated on a rentable square foot basis. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by a Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to the Transferee and any payment in excess of fair market value for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the Transferee in connection with such Transfer. Any Transfer of this Lease which is not in compliance with the provisions of this Article 15 shall be voidable by written notice from Landlord and shall, at the option of Landlord, terminate this Lease. In no event shall the consent by Landlord to any Transfer be construed as relieving Tenant or any Transferee from obtaining the express written consent of Landlord to any further Transfer, or as releasing Tenant from any liability or obligation hereunder whether or not then accrued and Tenant shall continue to be fully liable therefor. No collection or acceptance of rent by Landlord from any person other than Tenant shall be deemed a waiver of any provision of this Article 15 or the acceptance of any Transferee hereunder, or a release of Tenant (or of any Transferee of Tenant). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Article 15 or otherwise has breached or acted unreasonably under this Article 15, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.

     Notwithstanding anything to the contrary contained in this Article 15, Landlord shall have the option, by giving written notice to Tenant within thirty
(30) days after Landlord's receipt of a request for consent to a proposed Transfer, to terminate this Lease as to the portion of the Premises that is the subject of the proposed Transfer. If this Lease is so terminated with respect to less than the entire Premises, the Basic Rental and Tenant's Proportionate Share shall be prorated based on the number of rentable square feet retained by Tenant as compared to the total number of rentable square feet previously contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon the request of either party, the parties shall execute written confirmation of the same.

     It is acknowledged by Landlord, that Tenant has advised Landlord that Tenant is a debtor in a Chapter 11 reorganization and that it is contemplated that pursuant to a plan of reorganization, the hearing on confirmation being set for December 21, 2001, that on or about the first week of January 2002, or shortly thereafter, all property, including Tenant's rights under this Lease, that be assigned to Performance Capital Management, LLC ("PCMLLC"), a limited liability company to be formed pursuant to said plan of reorganization. By reason thereof and notwithstanding anything to the contrary in this Article 15, including such rights as Landlord may have to terminate this Lease upon some other assignment of transfer, Tenant shall be and is authorized to assign its rights hereunder to PCMLLC without further request or consent from Landlord.
Within fifteen (15) days of the transfer of the property of Tenant to PCMLLC taking place, PCMLLC shall provide to Landlord notice of the date of such transfer. Upon such transfer, James J. Joseph and Performance Capital Management, Inc. shall be relieved of any and all liabilities under this Lease arising from and after the transfer date. Furthermore, PCMLLC, for the purposes of Articles 31 and 32, shall be considered the "Original Tenant".

                                   ARTICLE 16
                                   ----------

                              DAMAGE OR DESTRUCTION
                              ---------------------

     If the Project is damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises or the Project, the damage shall be repaired by Landlord to the extent such insurance proceeds are available therefor and provided such repairs can, in Landlord's sole opinion, be completed within two hundred seventy (270) days after the necessity for repairs as a result of such damage becomes known to Landlord, without the payment of overtime or other premiums, and until such repairs are completed rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). However, if the damage is due to the fault or neglect of Tenant, its employees, agents, contractors, guests, invitees and the like, there shall be no abatement of rent, unless and to the extent Landlord receives rental income insurance proceeds. Upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Section 14(a)(ii)(A) above; provided, however, that if the cost of repair of improvements within the Premises by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as so assigned by Tenant, such excess costs shall be paid by Tenant to Landlord prior to Landlord's repair of such damage. If repairs cannot, in Landlord's opinion, be completed within two hundred seventy (270) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums, Landlord may, at its option, either (i) make such repairs in a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated, if at all, in the manner provided in this Article 16, or (ii) elect not to effect such repairs and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after Landlord learns of the necessity for repairs as a result of damage, such notice to include a termination date giving Tenant sixty
(60) days to vacate the Premises. In addition, Landlord may elect to terminate this Lease if the Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, if the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. Finally, if the Premises or the Project is damaged to any substantial extent during the last twelve (12) months of the Term, then notwithstanding anything contained in this Article 16 to the contrary, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within sixty (60) days after Landlord learns of the necessity for repairs as the result of such damage. A total destruction of the Project shall automatically terminate this Lease. Except as provided in this Article 16, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from such damage or destruction or the making of any repairs, alterations or improvements in or to any portion of the Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, trade fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same. Tenant acknowledges that Tenant shall have no right to any proceeds of insurance carried by Landlord relating to property damage. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932 and 1933 of the California Civil Code.

                                   ARTICLE 17
                                   ----------

                                  SUBORDINATION
                                  -------------

     This Lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which affect the property or the Project, including all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, holder or holders deem necessary or desirable for purposes thereof. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, the Project or the property or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided, however, that Landlord obtains from the lender or other party in question a written undertaking in favor of Tenant to the effect that such lender or other party will not disturb Tenant's right of possession under this Lease if Tenant is not then or thereafter in breach of any covenant or provision of this Lease. Tenant agrees, within ten (10) days after Landlord's written request therefor, to execute, acknowledge and deliver upon request any and all documents or instruments requested by Landlord or necessary or proper to assure the subordination of this Lease to any such mortgages, deed of trust, or leasehold estates. Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage or deed of trust or any deed in lieu thereof, to attorn to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof as so requested to do so by such purchaser and to recognize such purchaser as the lessor under this Lease; Tenant shall, within five (5) days after request execute such further instruments or assurances as such purchaser may reasonably deem necessary to evidence or confirm such attornment. Tenant agrees to provide copies of any notices of Landlord's default under this Lease to any mortgagee or deed of trust beneficiary whose address has been provided to Tenant and Tenant shall provide such mortgagee or deed of trust beneficiary a commercially reasonable time after receipt of such notice within which to cure any such default. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

                                   ARTICLE 18
                                   ----------

                                 EMINENT DOMAIN
                                 --------------

     If the whole of the Premises or the Project or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, or is sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, at Landlord's option. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant and removable by Tenant at the expiration of the Term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking described in this Article 18, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining useable by Tenant bears to the total area of the Premises. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

                                   ARTICLE 19
                                   ----------

                                     DEFAULT
                                     -------

     Each of the following acts or omissions of Tenant or of any guarantor of Tenant's performance hereunder, or occurrences, shall constitute an "EVENT OF DEFAULT":

     (a) Failure or refusal to pay Basic Rental, Additional Rent or any other amount to be paid by Tenant to Landlord hereunder within three (3) calendar days after notice that the same is due or payable hereunder, said three
(3) day period shall be in lieu of, and not in addition to, the notice requirements of Section 1161 of the California Code of Civil Procedure or any similar or successor law;

     (b) Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default under this Article 19(b), and except as set forth in items (a) above and (c) through and including (g) below, failure to perform or observe any other covenant or condition of this Lease to be performed or observed within thirty (30) days following written notice to Tenant of such failure. Such thirty (30) day notice shall be in lieu of, and not in addition to, any required under Section 1161 of the California Code of Civil Procedure or any similar or successor law;

     (c) Abandonment or vacating or failure to accept tender of possession of the Premises or any significant portion thereof;

     (d) The taking in execution or by similar process or law (other than by eminent domain) of the estate hereby created;

     (e) Intentionally Omitted. (f) Tenant's failure to cause to be released any mechanics liens filed against the Premises or the Project within twenty (20) days after the date the same shall have been filed or recorded; or

     (g) Tenant's failure to observe or perform according to the provisions of Articles 7, 17 or 25 within two (2) business days after notice from Landlord.

     All defaults by Tenant of any covenant or condition of this Lease shall be deemed by the parties hereto to be material.

                                   ARTICLE 20
                                   ----------

                                    REMEDIES
                                    --------

     (a) Upon the occurrence of an Event of Default under this Lease as provided in Article 19 hereof, Landlord may exercise all of its remedies as may be permitted by law, including but not limited to the remedy provided by Section 1951.4 of the California Civil Code, and including without limitation, terminating this Lease, reentering the Premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including but not limited to (i) the worth at the time of award of the amount of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, tenant improvement expenses, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "rent" as used in this Article 20(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in items (i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in item (e), below, but in no case greater than the maximum amount of such interest permitted by law. As used in item (iii), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (b) Nothing in this Article 20 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

     (c) Notwithstanding anything to the contrary set forth herein, Landlord's re-entry to perform acts of maintenance or preservation of or in connection with efforts to relet the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and effect and Landlord may enforce all of Landlord's rights and remedies hereunder including, without limitation, the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to tune, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     (d) All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy.

     (e) Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the lower of eighteen percent (18%) per annum or the maximum lawful rate of interest from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In addition to such interest: (i) if Basic Rental is not paid on or before the fifth (5th) day of the calendar month for which the same is due, a late charge equal to ten percent (10%) of the amount overdue or $100, whichever is greater, shall be immediately due and owing and shall accrue for each calendar month or part thereof until such rental, including the late charge, is paid in full, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment and (ii) an additional charge of $25 shall be assessed for any check given to Landlord by or on behalf of Tenant which is not honored by the drawee thereof; which damages include Landlord's additional administrative and other costs associated with such late payment and unsatisfied checks and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damage in such event. Such charges for interest and late payments and unsatisfied checks are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

                                   ARTICLE 21
                                   ----------

                         TRANSFER OF LANDLORD'S INTEREST
                         -------------------------------

     In the event of any transfer or termination of Landlord's interest in the Premises or the Project by sale, assignment, transfer, foreclosure, deed-in-lieu of foreclosure or otherwise whether voluntary or involuntary, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord from and after the date of such transfer or termination, including furthermore without limitation, the obligation of Landlord under Article 4 and California Civil Code 1950.7 above to return the security deposit, provided said security deposit is transferred to said transferee. Tenant agrees to attorn to the transferee upon any such transfer and to recognize such transferee as the lessor under this Lease and Tenant shall, within five (5) days after request, execute such further instruments or assurances as such transferee may reasonably deem necessary to evidence or confirm such attornment.

                                   ARTICLE 22
                                   ----------

                                     BROKER
                                     ------

     In connection with this Lease, Tenant warrants and represents that it has had dealings only with firm(s) set forth in Article 1.H. of the Basic Lease Provisions and that it knows of no other person or entity who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold Landlord, its agents, members, partners, representatives, officers, affiliates, shareholders, employees, successors and assigns harmless from and against any and all loss, liability and expenses that Landlord may incur should such warranty and representation prove incorrect, inaccurate or false.

                                   ARTICLE 23
                                   ----------

                                     PARKING
                                     -------

     Tenant shall rent from Landlord, commencing on the Commencement Date, the number of parking passes set forth in Section 1(I) of the Basic Lease Provisions, which parking passes shall pertain to the Project parking facility. Tenant shall pay to Landlord for automobile parking passes the prevailing rate charged from time to time at the location of such parking passes. Currently, the charge for such parking passes is One Thousand Six Hundred and NO/100 ($1,600.00) per month. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant. Additional unreserved parking passes may be rented by Tenant, subject to availability (as determined by Landlord in its sole discretion), on a monthly basis, at the then prevailing rental rate for such parking passes. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations, and Tenant not being in default under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may, from time, to time, relocate any reserved parking spaces (if any) rented by Tenant to another location in the Project parking facility. Landlord may delegate its responsibilities hereunder to a parking operator or a lessee of the parking facility in which case such parking operator or lessee shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this Article 23 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.

                                   ARTICLE 24
                                   ----------

                                     WAIVER
                                     ------

     No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. No provision of this Lease may be waived by Landlord, except by an instrument in writing executed by Landlord. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

                                   ARTICLE 25
                                   ----------

                              ESTOPPEL CERTIFICATE
                              --------------------

     Tenant  shall,  at  any  time and from time to time, upon not less than ten
(10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying the following information, (but not limited to the following information in the event further information is requested by Landlord): (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as modified, is in full force and effect); (ii) the dates to which the rental and other charges are paid in advance, if any; (iii) the amount of Tenant's security deposit, if any; and (iv) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Real Property. Tenant's failure to deliver such statement within such time shall constitute an admission by Tenant that all statements contained therein are true and correct. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute any and all documents described in this Article 25 if Tenant fails to do so within the specified time period.

                                   ARTICLE 26
                                   ----------

                              LIABILITY OF LANDLORD
                              ---------------------

     Notwithstanding anything in this Lease to the contrary, any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder or any claim, cause of action or obligation, contractual, statutory or otherwise by Tenant against Landlord or the Landlord Parties concerning, arising out of or relating to any matter relating to this Lease and all of the covenants and conditions or any obligations, contractual, statutory, or otherwise set forth herein, shall be limited solely and exclusively to an amount which is equal to the lesser of (i) the interest of Landlord in and to the Project, and
(ii) the interest Landlord would have in the Project if the Project were encumbered by third party debt in an amount equal to ninety percent (90%) of the then current value of the Project (as such value is reasonably determined by Landlord). No other property or assets of Landlord or any Landlord Party shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, Landlord's obligations to Tenant, whether contractual, statutory or otherwise, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises.

                                   ARTICLE 27
                                   ----------

                              INABILITY TO PERFORM
                              --------------------

     This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of any prevention, delay, stoppage due to strikes, lockouts, acts of God, or any other cause previously, or at such time, beyond the reasonable control or anticipation of Landlord (collectively, a "FORCE MAJEURE") and Landlord's obligations under this Lease shall be forgiven and suspended by any such Force Majeure.

                                    ARTICLE 28
                                    ----------

                                 HAZARDOUS WASTE
                                 ---------------

     (a) Tenant shall not cause or permit any Hazardous Material (as defined in Article 28(d) below) to be brought, kept or used in or about the Project by Tenant, its agents, employees, contractors, or invitees. Tenant indemnifies Landlord and the Landlord Parties from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord and the Landlord Parties harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Project, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Project, damages arising from any adverse impact or marketing of space in the Project, and sums paid in settlement of claims, attorneys' fees and costs, consultant fees, and expert fees) which arise during or after the Term of this Lease as a result of such breach. This indemnification of Landlord and the Landlord Parties by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Project. Without limiting the foregoing, if the presence of any Hazardous Material on the Project caused or permitted by Tenant results in any contamination of the Project, then subject to the provisions of Articles 9, 10 and 11 hereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Project to the condition existing prior to the introduction of any such Hazardous Material and the contractors to be used by Tenant for such work must be approved by Landlord, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Project and so long as such actions do not materially interfere with the use and enjoyment of the Project by the other tenants thereof; provided however, Landlord shall also have the right, by written notice to Tenant, to directly undertake any such mitigation efforts with regard to Hazardous Materials in or about the Project due to Tenant's breach of its obligations pursuant to this Section 28(a), and to charge Tenant, as Additional Rent, for the costs thereof.

     (b) Landlord and Tenant acknowledge that Landlord may become legally liable for the costs of complying with Laws (as defined in Article 28(e) below) relating to Hazardous Material which are not the responsibility of Landlord or the responsibility of Tenant, including the following: (i) Hazardous Material present in the soil or ground water on the Project of which Landlord has no knowledge as of the effective date of this Lease; (ii) a change in Laws which relate to Hazardous Material which make that Hazardous Material which is present on the Real Property as of the effective date of this Lease, whether known or unknown to Landlord, a violation of such new Laws; (iii) Hazardous Material that migrates, flows, percolates, diffuses, or in any way moves on to, or under, the Project after the effective date of this Lease; or Hazardous Material present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other lessees of the Project or their agents, employees, contractors, or invitees, or by others. Accordingly, Landlord and Tenant agree that the cost of complying with Laws relating to Hazardous Material on the Project for which Landlord is legally liable and which are paid or incurred by Landlord shall be an Operating Cost (and Tenant shall pay Tenant's Proportionate Share thereof in accordance with Article 3) unless the cost of such compliance as between Landlord and Tenant, is made the responsibility of Tenant pursuant to Article 28(a) above. To the extent any such Operating Cost relating to Hazardous Material is subsequently recovered or reimbursed through insurance, or recovery from responsible third parties or other action, Tenant shall be entitled to a proportionate reimbursement to the extent it has paid its share of such Operating Cost to which such recovery or reimbursement relates.

     (c) It shall not be unreasonable for Landlord to withhold its consent to any proposed Transfer if (i) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material; (ii) the proposed Transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such Transferee's actions or use of the property in question; or
(iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

     (d) As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as "Hazardous Waste," "Extremely Hazardous Waste," or "Restricted Hazardous Waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "Hazardous Substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "Hazardous Material," "Hazardous Substance," or "Hazardous Waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "Hazardous Substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos,
(vii) listed under Article 9 or defined as Hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "Hazardous Substance" pursuant to
Section  311  of  the Federal Water Pollution Control Act (33 U.S.C. Sec. 1317),
(ix) defined as a "Hazardous Waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901 et seq. (42 U.S.C. Sec. 6903), or (x) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9601 et seq. (42 U.S.C. Sec. 9601).

     (e) As used herein, the term "LAWS" means any applicable federal, state or local law, ordinance, or regulation relating to any Hazardous Material affecting the Project, including, without limitation, the laws, ordinances, and regulations referred to in Article 28(d) above.

                                   ARTICLE 29
                                   ----------

                   SURRENDER OF PREMISES; REMOVAL OF PROPERTY
                   ------------------------------------------

     (a) The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

     (b) Upon the expiration of the Term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in good order and condition, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning, telephone and date cabling and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant (unless Landlord exercises its option to have any subleases or subtenancies assigned to it), and Tenant shall repair all damage to the Premises resulting from the removal of such items from the Premises.

     (c) Whenever Landlord shall reenter the Premises as provided in Article 12 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Term of this Lease (or within forty-eight (48) hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant, for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale as follows: first, to the cost and expense of such sale, including reasonable attorneys' fees and costs for services rendered; second, to the payment of the cost of or charges for storing any such properly; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

     (d) All fixtures, equipment, leasehold improvements, Alterations and/or appurtenances attached to or built into the Premises prior to or during the Term, whether by Landlord or Tenant and whether at the expense of Landlord or Tenant, or of both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord. Such fixtures, equipment, leasehold improvements, Alterations, additions, improvements and/or appurtenances shall include but not be limited to: all floor coverings, drapes, paneling, built-in cabinetry, molding, doors, vaults (including vault doors), plumbing systems, security systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.

                                   ARTICLE 30
                                   ----------

                                  MISCELLANEOUS
                                  -------------

     (a)     SEVERABILITY;  ENTIRE  AGREEMENT.    ANY  PROVISION  OF  THIS LEASE
             --------------------------------
WHICH SHALL PROVE TO BE INVALID, VOID, OR ILLEGAL SHALL IN NO WAY AFFECT, IMPAIR OR INVALIDATE ANY OTHER PROVISION HEREOF AND SUCH OTHER PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT. THIS LEASE AND THE EXHIBITS AND ANY ADDENDUM ATTACHED HERETO CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH REGARD TO TENANT'S OCCUPANCY OR USE OF ALL OR ANY PORTION OF THE PROJECT, AND NO PRIOR AGREEMENT OR UNDERSTANDING PERTAINING TO ANY SUCH MATTER SHALL BE EFFECTIVE FOR ANY PURPOSE. NO PROVISION OF THIS LEASE MAY BE AMENDED OR SUPPLEMENTED EXCEPT BY AN AGREEMENT IN WRITING SIGNED BY THE PARTIES HERETO OR THEIR SUCCESSOR IN INTEREST. THE PARTIES AGREE THAT ANY DELETION OF LANGUAGE FROM THIS LEASE PRIOR TO ITS MUTUAL EXECUTION BY LANDLORD AND TENANT SHALL NOT BE CONSTRUED TO HAVE ANY PARTICULAR MEANING OR TO RAISE ANY PRESUMPTION, CANON OF CONSTRUCTION OR IMPLICATION INCLUDING, WITHOUT LIMITATION, ANY IMPLICATION THAT THE PARTIES INTENDED THEREBY TO STATE THE CONVERSE, OBVERSE OR OPPOSITE OF THE DELETED LANGUAGE.

     (b)     Attorneys'  Fees;  Waiver  of  Jury  Trial.
             -------------------------------------------

          (i) In any action to enforce the terms of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees and costs in such suit and such attorneys' fees and costs shall be deemed to have accrued prior to the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

          (ii) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof and from all costs and expenses, including reasonable attorneys' fees and costs incurred by Landlord in connection with such litigation.

          (iii) When legal services are rendered by an attorney at law who is an employee of a party, attorneys' fees and costs incurred by that party shall be deemed to include an amount based upon the number of hours spent by such employee on such matters multiplied by an appropriate billing rate determined by taking into consideration the same factors, including but not limited by, the importance of the matter, time applied, difficulty and results, as are considered when an attorney not in the employ of a party is engaged to render such service.

          (iv) EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THIS LEASE, FOR DAMAGES FOR ANY BREACH UNDER THIS LEASE, OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY HEREUNDER.

     (c)     Time  of  Essence. Each of Tenant's covenants herein is a condition
             -----------------
and time is of the essence with respect to the performance of every provision of this Lease.

     (d)     Headings;  Joint  and  Several.  The  article headings contained in
             ------------------------------
this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Tenant shall be joint and several as to each of the persons, firms or corporations of which Tenant may be composed.

     (e)     Reserved  Area.  Tenant  hereby  acknowledges  and  agrees that the
             --------------
exterior walls of the Premises and the area between the finished ceiling of the Premises and the slab of the floor of the Project thereabove have not been demised hereby and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wiring and cabling leading through, under or above the Premises or throughout the Project in locations which will not materially interfere with Tenant's use of the Premises and serving other parts of the Project are hereby excepted and reserved unto Landlord.

     (f)     NO OPTION.   THE SUBMISSION OF THIS LEASE BY LANDLORD, ITS AGENT OR
             ---------
REPRESENTATIVE FOR EXAMINATION OR EXECUTION BY TENANT DOES NOT CONSTITUTE AN OPTION OR OFFER TO LEASE THE PREMISES UPON THE TERMS AND CONDITIONS CONTAINED
HEREIN OR A RESERVATION OF THE PREMISES IN FAVOR OF TENANT, IT BEING INTENDED HEREBY THAT THIS LEASE SHALL ONLY BECOME EFFECTIVE UPON THE EXECUTION HEREOF BY LANDLORD AND TENANT AND DELIVERY OF A FULLY EXECUTED LEASE TO TENANT.

     (g)     Use  of  Project Name; Improvements. Tenant shall not be allowed to
             -----------------------------------
use the name, picture or representation of the Project, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord. In the event that Landlord undertakes any additional improvements on the Real Property including but not limited to new construction or renovation or additions to the existing improvements, Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby.

     (h)      Rules  and Regulations. Tenant shall observe faithfully and comply
              ----------------------
strictly with the Rules and Regulations attached to this Lease as Exhibit "B" and made a part hereof, and such other Rules and Regulations as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein. Landlord shall not be liable to Tenant for violation of any such Rules and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Project. A waiver by Landlord of any Rule or Regulation for any other tenant shall not constitute nor be deemed a waiver of the Rule or Regulation for this Tenant.

     (i)     Quiet Possession. Upon Tenant's paying the Basic Rental, Additional
             ----------------
Rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.

     (j)     Rent.  All payments required to be made hereunder to Landlord shall
             ----
be deemed to be rent, whether or not described as such.

     (k)      Successors  and  Assigns.  Subject to the provisions of Article 15
              ------------------------
hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     (l)      Notices.  Any  notice  required or permitted to be given hereunder
              -------
shall be in writing and may be given by personal service evidenced by a signed receipt or sent by registered or certified mail, return receipt requested, or via overnight courier, and shall be effective upon proof of delivery, addressed to Tenant at the Premises or to Landlord at the management office for the Project, with a copy to Landlord, c/o Arden Realty, Inc., 11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025, Attn: Legal Department. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant. Any notices sent by Landlord regarding or relating to eviction procedures, including without limitation three day notices, may be sent by regular mail.

     (m)      Persistent  Delinquencies.  In  the  event  that  Tenant  shall be
              -------------------------
delinquent by more than fifteen (15) days in the payment of rent on three (3) separate occasions in any twelve (12) month period, Landlord shall have the right to terminate this Lease by thirty (30) days written notice given by Landlord to Tenant within thirty (30) days of the last such delinquency.

     (n)      Right  of  Landlord to Perform. All covenants and agreements to be
              ------------------------------
performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable cure period set forth in this Lease, Landlord may, but shall not be obligated to, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided. All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

     (o)     Access, Changes  in  Project, Facilities, Name.
             ----------------------------------------------

          (i) Every part of the Project except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, the rooftop, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises or within the Project used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

          (ii) Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the walls, columns and ceilings of the Premises and throughout the Project.

          (iii) Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Project and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable.

          (iv) Landlord may adopt any name for the Project and Landlord reserves the right, from time to time, to change the name and/or address of the Project.

     (p)      Signing  Authority.  If  Tenant  is  a corporation, partnership or
              ------------------
limited liability company, each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with: (i) if Tenant is a corporation, a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, (ii) if Tenant is a partnership, the terms of the partnership agreement, and (iii) if Tenant is a limited liability company, the terms of its operating agreement, and that this Lease is binding upon said entity in accordance with its terms. Concurrently with Tenant's execution of this Lease, Tenant shall provide to Landlord a copy of: (i) if Tenant is a corporation, such resolution of the Board of Directors authorizing the execution of this Lease on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation and shall be in a form reasonably acceptable to Landlord, (ii) if Tenant is a partnership, a copy of the provisions of the partnership agreement granting the requisite authority to each individual executing this Lease on behalf of said partnership, and (iii) if Tenant is a limited liability company, a copy of the provisions of its operating agreement granting the requisite authority to each individual executing this Lease on behalf of said limited liability company. In the event Tenant fails to comply with the requirements set forth in this subparagraph (p), then each individual executing this Lease, jointly and severally along with Tenant, shall be personally liable for all of Tenant's obligations in this Lease.

     (q)     Identification  of  Tenant.
             --------------------------

          (i) If Tenant constitutes more than one person or entity, (A) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (B) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

          (ii) If Tenant is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as co-partners of a partnership) pursuant to Article 15 hereof (any such partnership and such persons hereinafter referred to in this Article 30(q)(ii) as "PARTNERSHIP TENANT"), the following provisions of this Lease shall apply to such Partnership Tenant:

               (A)     The  liability  of  each  of  the  parties  comprising
Partnership  Tenant  shall  be  joint  and  several.

               (B) Each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by the individual or individuals authorized to execute this Lease on behalf of Partnership Tenant under Subparagraph (p) above.

               (C) Any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

               (D) If Partnership Tenant admits new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

               (E) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall terminate the provisions of clause (D) of this Article 30(q)(ii) or relieve any such new partner of its obligations thereunder).

     (r)     Intentionally  Omitted.
             ----------------------

     (s)      Survival of Obligations. Any obligations of Tenant occurring prior
              -----------------------
to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

     (t)      Confidentiality.  Tenant  acknowledges  that  the  content of this
              ---------------
Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal and space planning consultants and any proposed Transferees.

     (u)      Governing  Law.  This  Lease shall be governed by and construed in
              --------------
accordance with the laws of the State of California. No conflicts of law rules of any state or country (including, without limitation, California conflicts of law rules) shall be applied to result in the application of any substantive or procedural laws of any state or country other than California. All controversies, claims, actions or causes of action arising between the parties hereto and/or their respective successors and assigns, shall be brought, heard and adjudicated by the courts of the State of California, with venue in the County of Orange. Each of the parties hereto hereby consents to personal jurisdiction by the courts of the State of California in connection with any such controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by California law and consent to the enforcement of any judgment so obtained in the courts of the State of California on the same terms and conditions as if such controversy, claim, action or cause of action had been originally heard and adjudicated to a final judgment in such courts. Each of the parties hereto further acknowledges that the laws and courts of California were freely and voluntarily chosen to govern this Lease and to adjudicate any claims or disputes hereunder.

     (v)     Storage Space. Tenant shall have the right, upon written request to
             -------------
Landlord, to rent storage space up to 1,000 rentable square feet at the Project (the "STORAGE SPACE"). The monthly rental rate for the Storage Space (the "MONTHLY STORAGE RENT") shall be One Dollar and NO/100 ($1.00) per rentable square foot per month of the Storage Space. Such Monthly Storage Rent shall be payable on the first day of each month in advance during the Lease Term at the same time and in the same manner as Monthly Basic Rental for the Premises. In the even the Monthly Storage Rent is not paid when due, Landlord shall have the same rights as provided in Article 20 of this Lease for unpaid Rent. Tenant's Proportionate Share shall not be increased as a result of Tenant leasing such Storage Space. Except to the extent any loss, costs, damage, expense or liability exceeds the coverage of liability insurance and property insurance coverage required hereunder to be carried by Tenant and is caused by (i) any default by Landlord in the observance or performance of any of the terms, covenants or conditions to be observed or performed by Landlord under this Lease, or (ii) the negligence or willful misconduct of Landlord or any of its agents, employees, contractors, or licensees, Tenant hereby absolves Landlord from any and all loss, cost, damage, expense and liability, whether foreseeable or not, from any cause whatsoever, that Tenant may suffer to its personal property located anywhere in the Storage Space or that it or its agents, employees, principals, invitees, or licensees may suffer as a direct or indirect consequence of Tenant's lease of or use of the Storage Space or access areas to the Storage Space. In addition, Tenant hereby agrees to indemnify, defend, protect and hold Landlord harmless from and against any loss, cost, damage, liability, expense, claim, action or cause of action of any third party, whether foreseeable or not, resulting as a direct or indirect consequence of Tenant's lease or use of the Storage Space or access areas to the Storage Space. Tenant agrees not to store any flammable or highly combustible materials in the Storage Space. Tenant also agrees not to store excess or highly concentrated waste in the Storage Space; it shall be Tenant's responsibility to obtain from Landlord the tolerable limits thereof. Tenant agrees to use the Storage Space solely for storage purposes and not as office space. Tenant agrees that Landlord and its agents may enter and inspect the Storage Space and any goods stored therein at any time during regular business hours upon giving twenty-four (24) hours prior notice to Tenant and so long as accompanied by a representative of Tenant.
Tenant shall, at its sole cost and expense, deliver to Landlord a key for any locks installed by Tenant for Landlord's emergency entrance purposes. Landlord shall deliver the Storage Space as a condition suitable for the storage of files. Except as aforesaid, Tenant shall accept the Storage Space without any warranties or representations and shall alter, with Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed), maintain and repair the Storage Space at its sole cost and expense.

     (w)     Exhibits.  The  Exhibits attached hereto are incorporated herein by
             ---------
this  reference  as  if  fully  set  forth  herein.

     (x)      Independent Covenants. This Lease shall be construed as though the
              ---------------------
covenants herein between Landlord and Tenant are independent (and not dependent) and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to set off of any of the rent or other amounts owing hereunder against Landlord.

     (y)      Counterparts.  This Lease may be executed in counterparts, each of
              ------------
which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.

     (z)     Limitation  of  Liability  of  Trustee. Any obligation or liability
             --------------------------------------
whatsoever of James J. Joseph as Chapter 11 Trustee, which may arise at any time under this Lease or any obligation or liability which may be incurred herein pursuant to any other instrument, transaction or undertaking contemplated hereby shall be in his official capacity as Trustee and not in his personal capacity and shall be satisfied, if at all, out of assets vested in the bankruptcy estate, or any successor entity as provided in Article 15 hereof. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of James J. Joseph, either individually or in any other professional capacity or of any of his agents or employees, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                                   ARTICLE 31
                                   ----------

                                OPTION TO EXTEND
                                ----------------

     Landlord hereby grants the Tenant named in this Lease (the "ORIGINAL TENANT") one (1) option ("OPTION") to extend the Term for the entire Premises for a period of five (5) years ("OPTION TERM"), which option shall be exercisable only by written notice delivered by Tenant to Landlord set forth below. The rights contained in this Article 31 shall be personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant occupies the entire Premises as of the date of Tenant's Acceptance (as defined in Section 31 (b), below).

     (a)     Option  Rent.  The  rent  payable  by Tenant during the Option Term
             ------------
("OPTION RENT") shall be equal to the "Market Rent" (defined below), but in no event less than the amount Tenant is paying under the Lease for the month immediately preceding the Option Term. "MARKET RENT" shall mean the applicable Basic Rental, including all escalations, Operating Costs, additional rent and other charges at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered, space comparable in size, location and quality to the Premises in renewal transactions for a term comparable to the Option Term which comparable space is located in office buildings comparable to the Project in the Anaheim, California area, taking into consideration the value of the existing improvements in the Premises to Tenant, as compared to the value of the existing improvements in such comparable space, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant with consideration given to the fact that the improvements existing in the Premises are specifically suitable to Tenant.

     (b)     Exercise  of  Options. The Option shall be exercised by Tenant only
             ---------------------
in the following manner: (i) Tenant shall not be in default, and shall not have been in default under this Lease more than once, on the delivery date of the Interest Notice and Tenant's Acceptance; (ii) Tenant shall deliver written notice ("INTEREST NOTICE") to Landlord not more than twelve (12) months nor less than seven (7) months prior to the expiration of the Term, stating that Tenant is interested in exercising the Option, (iii) within fifteen (15) business days of Landlord's receipt of Tenant's written notice, Landlord shall deliver notice ("OPTION RENT NOTICE") to Tenant setting forth the Option Rent; and (iv) if Tenant desires to exercise such Option, Tenant shall provide Landlord written notice within five (5) business days after receipt of the Option Rent Notice ("TENANT'S ACCEPTANCE"). Tenant's failure to deliver the Interest Notice or Tenant's Acceptance on or before the dates specified above shall be deemed to constitute Tenant's election not to exercise the Option. If Tenant timely and properly exercises its Option, the Term shall be extended for the Option Term upon all of the terms and conditions set forth in the Lease, as hereby amended, except that the rent for the Option Term shall be as indicated in the Option Rent Notice.

                                   ARTICLE 32
                                   ----------

                              RIGHT OF FIRST OFFER
                              --------------------

     Landlord hereby grants to Tenant a right of first offer with respect to that space on the fourth (4th) floor of the Project outlined on Exhibit "A-l"
                                                                   -------------
attached hereto and made a part hereof ("FIRST OFFER SPACE"). Notwithstanding the foregoing (i) such first offer right of Tenant shall commence only following the expiration or earlier termination of (A) any existing lease pertaining to the First Offer Space, and (B) as to any First Offer Space which is vacant as of the date of this Lease, the first lease pertaining to any portion of such First Offer Space entered into by Landlord after the date of this Lease (collectively, the "SUPERIOR LEASES"), including any renewal or extension of such existing or future lease, whether or not such renewal or extension is pursuant to an express written provision in such lease, and regardless of whether any such renewal or extension is consummated pursuant to a lease amendment or a new lease, and (ii) such first offer right shall be subordinate and secondary to all rights of expansion, first refusal, first offer or similar rights granted to (A) the tenants of the Superior Leases and (B) any other tenant of the Project (the rights described in items (i) and (ii), above to be known collectively as "SUPERIOR RIGHTS"). Tenant's right of first offer shall be on the terms and conditions set forth in this Section 32.

          (i)     Procedure  for Offer. Landlord shall notify Tenant (the "FIRST
                  --------------------
OFFER NOTICE") from time to time when Landlord determines that Landlord shall commence the marketing of any

First Offer Space because such space shall become available for lease to third parties, where no holder of a Superior Right desires to lease such space. The First Offer Notice shall describe the space so offered to Tenant and shall set forth Landlord's proposed economic terms and conditions applicable to Tenant's lease of such space (collectively, the "ECONOMIC TERMS"). Notwithstanding the foregoing, Landlord's obligation to deliver the First Offer Notice shall not apply during the last nine (9) months of the initial Lease Term unless Tenant has delivered an Interest Notice to Landlord pursuant to Section 30(1) above nor shall Landlord be obligated to deliver the First Offer Notice during the last eight (8) months of the initial Lease Term unless Tenant has timely delivered Tenant's Acceptance to Landlord pursuant to Section 30(1) above.

          (ii)      Procedure  for  Acceptance.  If  Tenant  wishes  to exercise
                    --------------------------
Tenant's right of first offer with respect to the space described in the First Offer Notice, then within five (5) business days after delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first offer with respect to the entire space described in the First Offer Notice. If concurrently with Tenant's exercise of the first offer right, Tenant notifies Landlord that it does not accept the Economic Terms set forth in the First Offer Notice, Landlord and Tenant shall, for a period of fifteen (15) days after Tenant's exercise, negotiate in good faith to reach agreement as to such Economic Terms. If Tenant does not so notify Landlord that it does not accept the Economic Terms set forth in the First Offer Notice concurrently with Tenant's exercise of the first offer right, the Economic Terms shall be as set forth in the First Offer Notice. In addition, if Tenant does not exercise its right of first offer within the five (5) business day period, or, if Tenant exercises its first offer right but timely objects to Landlord's determination of the Economic Terms and if Landlord and Tenant are unable to reach agreement on such Economic Terms within said fifteen (15) day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires and Tenant's right of first offer shall terminate as to the First Offer Space described in the First Office Notice, Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

          (iii)     Construction  of  First  Offer  Space. Tenant shall take the
                    -------------------------------------
First Offer Space in its "as-is" condition, and Tenant shall be entitled to construct improvements in the First Offer Space in accordance with the provisions of Article 9 of this Lease.

          (iv)     Lease  of  First  Offer  Space.  If  Tenant  timely exercises
                   ------------------------------
Tenant's right to lease the First Offer Space as set forth herein, Landlord and Tenant shall execute an amendment adding such First Offer Space to this Lease upon the same non-economic terms and conditions as applicable to the initial Premises, and the economic terms and conditions as provided in this Section 32. Tenant shall commence payment of rent for the First Offer Space and the Lease Term of the First Offer Space shall commence upon the date of delivery of such space to Tenant. The Lease Term for the First Offer Space shall expire co-terminously with Tenant's lease of the initial Premises.

          (v)     No  Defaults. The rights contained in this Section 32 shall be
                  ------------
personal  to  the  Original  Tenant,  and  may only be exercised by the Original
Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if Tenant occupies the entire Premises as of the date of the First Offer Notice. Tenant shall not have the right to lease First Offer Space as provided in this Section 32 if, as of the date of the First Offer Notice, or, at Landlord's option, as of the scheduled date of delivery of such First Offer Space to Tenant, Tenant is in default under this Lease or Tenant has previously been in default under this Lease more than once. Original Tenant shall include PCMLLC for the purposes of this Article.

                                   ARTICLE 33
                                   ----------

                                     SIGNAGE
                                     -------

     Provided Tenant is not in default hereunder, Landlord, at Landlord's sole cost and expense, shall provide Tenant or any Transferee with one (1) space on the lobby directory board for each 1,000 square feet of space leased at the Project.

     IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions and Articles, including all exhibits and other attachments referenced therein, as of the date first above written.

     "LANDLORD":                     ARDEN  REALTY  FINANCE  PARTNERSHIP,  L.P.,
                                     a  California  limited  partnership

                                     By:  ARDEN REALTY FINANCE, INC.,
                                          a  California  corporation
                                          Its: Sole Generation Partner

                                     By:  /s/  Victor J. Coleman
                                          --------------------------------------
                                          Victor  J.  Coleman
                                          Its:  President  and  COO

                                     By:  /s/  Robert C. Peddicord
                                          --------------------------------------
                                                Robert C. Peddicord
                                          Its:  Senior Vice President
                                                Leasing and Operations
                                              ----------------------------------


"TENANT":                            JAMES J. JOSEPH,  AS CHAPTER 11 TRUSTEE
                                     FOR PERFORMANCE CAPITAL MANAGEMENT,
                                     INC.,  a  California  corporation

                                     By:  /s/  James J. Joseph         10/26/01
                                          -------------------------------------
                                     Print  Name:  James J. Joseph
                                                 ------------------------------
                                            Title:  Trustee
                                                  -----------------------------

                                     By:
                                        ---------------------------------------
                                     Print  Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                   EXHIBIT "A"
                                   -----------

                                    PREMISES
                                    --------




                                   EXHIBIT "A"
                                   -----------

                                [GRAPHIC OMITTED]


                         PERFORMANCE CAPITAL MANAGEMENT
                         SUITE 400
                         222 S. HARBOR BLVD
                         ANAHEIM, CA

                                   EXHIBIT "B"
                                   -----------

                              RULES AND REGULATIONS
                              ---------------------


     1. No sign, advertisement or notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Project or so as to be visible from outside the Premises or Project without Landlord's prior written consent. Landlord shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Tenant, and Landlord shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord or by a person selected by Landlord and in a manner and style acceptable to Landlord.

     2. Tenant shall not obtain for use on the Premises ice, waxing, cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblackening, or coffee cart services, milk, soft drinks or other like services on the Premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord.

     3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from Tenant's Premises. Under no circumstances is trash to be stored in the corridors. Notice must be given to Landlord for any large deliveries. Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Project only at times and in the manner designated by Landlord, and always at Tenant's sole responsibility and risk. Landlord may impose reasonable charges for use of freight elevators after or before normal business hours. All damage done to the Project by moving or maintaining such furniture, freight or articles shall be repaired by Landlord at Tenant's expense. Tenant shall not take or permit to be taken in or out of entrances or passenger elevators of the Project, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all waste that is at any time being taken from the Premises directly to the areas designated for disposal.

     4. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

     5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises. Tenant shall not place typed, handwritten or computer generated signs in the corridors or any other common areas. Should there be a need for signage additional to the Project standard tenant placard, a written request shall be made to Landlord to obtain approval prior to any installation. All costs for said signage shall be Tenant's responsibility.

     6. In no event shall Tenant place a load upon any floor of the Premises or portion of any such flooring exceeding the floor load per square foot of area for which such floor is designed to carry and which is allowed by law, or any machinery or equipment which shall cause excessive vibration to the Premises or noticeable vibration to any other part of the Project. Prior to bringing any heavy safes, vaults, large computers or similarly heavy equipment into the Project, Tenant shall inform Landlord in writing of the dimensions and weights thereof and shall obtain Landlord's consent thereto. Such consent shall not constitute a representation or warranty by Landlord that the safe, vault or other equipment complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule 6 nor relieve Tenant from responsibility for the consequences of such noncompliance, and any such safe, vault or other equipment which Landlord determines to constitute a danger of damage to the Project or a nuisance to other tenants, either alone or in combination with other heavy and/or vibrating objects and equipment, shall be promptly removed by Tenant, at Tenant's cost, upon Landlord's written notice of such determination and demand for removal thereof.


                                  EXHIBIT "B"
                                  -----------

     7. Tenant shall not use or keep in the Premises or Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

     8. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord,

     9. Tenant shall not install or use any blinds, shades, awnings or screens in connection with any window or door of the Premises and shall not use any drape or window covering facing any exterior glass surface other than the standard drapes, blinds or other window covering established by Landlord.

     10. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing window coverings when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating and air-conditioning system. Tenant shall not tamper with or change the setting of any thermostats or control valves.

     11. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

     12. Tenant shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

     13. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for tenants, their employees and visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises. The foregoing notwithstanding, Tenant shall have the right to use a microwave and to heat microwavable items typically heated in an office. No hot plates, toasters, toaster ovens or similar open element cooking apparatus shall be permitted in the Premises.

     14. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Project shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

     15. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof, gives written approval, and is furnished a key therefor. Each tenant must, upon the termination of his tenancy, give to Landlord all keys and key cards of stores, offices, or toilets or toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant. Tenant shall not key or re-key any locks. All locks shall be keyed by Landlord's locksmith only. Notwithstanding anything to the contrary in this Paragraph 15, it is acknowledged and agreed by Landlord, that Tenant shall be permitted, at Tenant's sole cost and expense, the installation and maintenance of an electronic access system through a national security company, such as ADT, shall not violate or be prohibited by this Paragraph 15; provided, however, Landlord shall be provided with any codes, key cards, etc. which may be necessary to afford Landlord access to the Premises as required by this Lease.


                                  EXHIBIT "B"
                                  -----------

     16. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from and discontinue such advertising.

     17. Landlord reserves the right to control access to the Project by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays and may at all times control access to the equipment areas of the Project outside the Premises. Each tenant shall be responsible for all persons for whom it requests after hours access and shall be liable to Landlord for all acts of such persons. Landlord shall have the right from time to time to establish reasonable rules and charges pertaining to freight elevator usage, including the allocation and reservation of such usage for tenants' initial move-in to their premises, and final departure therefrom, Landlord may also establish from time to time reasonable rules and charges for accessing the equipment areas of the Project, including the risers, rooftops and telephone closets.

     18. Any person employed by any tenant to do janitorial work shall, while in the Project and outside of the Premises, be subject to and under the control and direction of the Office of the Project or its designated representative such as security personnel (but not as an agent or servant of Landlord, and the Tenant shall be responsible for all acts of such persons).

     19. All doors opening on to public corridors shall be kept closed, except when being used for ingress and egress. Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens" developed by Landlord for the Project, or required by law. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and water faucets in the Premises.

     20. The requirements of tenants will be attended to only upon application to the Office of the Project.

     21. Canvassing, soliciting and peddling in the Project are prohibited and each tenant shall cooperate to prevent the same.

     22. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

     23. No air-conditioning unit or other similar apparatus shall be installed or used by any tenant without the prior written consent of Landlord. Tenant shall pay the cost of all electricity used for air-conditioning in the Premises if such electrical consumption exceeds normal office requirements, regardless of whether additional apparatus is installed pursuant to the preceding sentence.

     24. There shall not be used in any space, or in the public halls of the Project, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

     25. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Project must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. Tenant shall not permit the consumption in the Premises of more than 2 1/2 watts per net usable square foot in the Premises in respect of office lighting nor shall Tenant permit the consumption in the Premises of more than 1 1/2 watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. In the event that such limits are exceeded, Landlord shall have the right to require Tenant to remove lighting fixtures and equipment and/or to charge Tenant for the cost of the additional electricity consumed.

     26.     Parking.
             -------

          (a) Project parking facility hours for Tenant, its employees, invitees and guests, shall be 4:30 a.m. to 8:30 p.m., Monday through Friday, 4:30 a.m. to 12:30 p.m. on Saturdays, and closed on Sundays, state and federal holidays excepted, as such hours may be revised from time to time by Landlord.
          (b) Automobiles must be parked entirely within the stall lines on the floor.


                                  EXHIBIT "B"
                                  -----------

          (c)      All  directional  signs  and  arrows  must  be  observed.
          (d)      The  speed  limit  shall  be  5  miles  per  hour.
          (e)      Parking  is  prohibited  in  areas  not  striped for parking.
          (f) Parking cards or any other device or form of identification supplied by Landlord (or its operator) shall remain the property of Landlord (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the Tenant or person designated by Tenant of $25.00 for loss of any parking card. There shall be a security deposit of S25.00 due at issuance for each card key issued to Tenant
          (g) The monthly rate for parking is payable one (1) month in advance and must be paid by the third business day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily rate will be due. No deductions or allowances from the monthly rate will be made for days parker does not use the parking facilities.
          (h) Tenant may validate visitor parking by such method or methods as the Landlord may approve, at the validation rate from time to time generally applicable to visitor parking.
          (i) Landlord (and its operator) may refuse to permit any person who violates the within rules to park in the Project parking facility, and any violation of the rules shall subject the automobile to removal from the Project parking facility at the Parker's expense. In either of said events, Landlord (or its operator) shall refund a prorata portion of the current monthly parking rate and the sticker or any other form of identification supplied by Landlord (or its operator) will be returned to Landlord (or its operator).
          (j) Project parking facility managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.
          (k) All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.
          (l) Loss or theft of parking identification devices from automobiles must be reported to the Project parking facility manager immediately, and a lost or stolen report must be filed by the parker at that time.
          (m) The parking facilities are for the sole purpose of parking one automobile per space. Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents is prohibited.
          (n) Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant and/or its employees who refuse to comply with the above Rules and Regulations and all City, State or Federal ordinances, laws or agreements.
          (o) Tenant agrees to acquaint all employees with these Rules and Regulations.
          (p) No vehicle shall be stored in the Project parking facility for a period of more than one (1) week.

     27.     The Project is a non-smoking Project.   Smoking or carrying lighted
cigars or cigarettes in the Premises or the Project, including the elevators in the Project, is prohibited.


                                  EXHIBIT "B"
                                  -----------

                                   EXHIBIT"C"
                                   ----------

                           NOTICE OF LEASE TERM DATES
                        AND TENANT'S PROPORTIONATE SHARE
                        --------------------------------

TO:  _______________________________           DATE:________________________
     _______________________________
     _______________________________

RE: Lease dated October 24, 2001, between ARDEN REALTY FINANCE PARTNERSHIP, L.P. ("LANDLORD"), and JAMES J. JOSEPH, AS CHAPTER 11 TRUSTEE FOR PERFORMANCE CAPITAL MANAGEMENT, INC., for Suite 400, located at Anaheim City Centre, 222 Harbor Boulevard, Anaheim, California.

Ladies  and  Gentlemen:

     In accordance with the Lease, Landlord wishes to advise and/or confirm the following:

          1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the Lease and that there is no deficiency in construction.

          2. That the Tenant has taken possession of the Premises and acknowledges that under the provisions of the Lease the Term of said Lease shall commence as of ____________for a term of five (5) years ending on________________________.

          3. That in accordance with the Lease, Basic Rental commenced to accrue on________________________.

          4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a prorata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

          5. Rent is due and payable in advance on the first day of each and every month during the Term of said Lease. Your rent checks should be made payable to Landlord at________________________.

          6. The exact number of rentable square feet within the Premises is 13,988 square feet.

          7. Tenant's Proportionate Share, as adjusted based upon the exact number of rentable square feet within the Premises is 7.98%.


AGREED  AND  ACCEPTED:

TENANT:

JAMES J. JOSEPH, AS CHAPTER 11 TRUSTEE FOR
PERFORMANCE CAPITAL MANAGEMENT, INC.,
a California corporation

By:
   --------------------------------------
   Its:
       ----------------------------------


                                  EXHIBIT "C"
                                  -----------

                                   EXHIBIT "D"
                                   -----------

                               TENANT WORK LETTER
                               ------------------

     This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the renovation of the Premises, in sequence, as such issues will arise.

                                    SECTION 1
                                    ---------

                 LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES
                 -----------------------------------------------

     Landlord has constructed, at its sole cost and expense, the base, shell and core (i) of the Premises, and (ii) of the floor of the Project on which the Premises is located (collectively, the "BASE, SHELL AND CORE"). Tenant has inspected and hereby approves the condition of the Base, Shell and Core, and agrees that the Base, Shell and Core shall be delivered to Tenant in its current "as-is" condition. The improvements to be initially installed in the Premises shall be designed and constructed pursuant to this Tenant Work Letter. Any costs of initial design and construction of any improvements to the Premises shall be an "Improvement Allowance Item", as that term is defined in Section 2.2 of this Tenant Work Letter.

                                    SECTION 2
                                    ---------

                                  IMPROVEMENTS
                                  ------------

     2.1     Improvement  Allowance.   Tenant  shall  be  entitled to a one-time
             ----------------------
improvement allowance (the "IMPROVEMENT ALLOWANCE") in the amount of $94,333.45 for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "IMPROVEMENTS"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Improvement Allowance and in no event shall Tenant be entitled to any credit for any unused portion of the Improvement Allowance not used by Tenant by February 28, 2002.

     2.2     Disbursement  of  the  Improvement Allowance.   Except as otherwise
             --------------------------------------------
set forth in this Tenant Work Letter, the Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) for costs related to the construction of the Improvements and for the following items and costs (collectively, the "IMPROVEMENT ALLOWANCE ITEMS"): (i) payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter; (ii) the cost of permits;
(iii) the cost of any changes in the Base, Shell and Core required by the Construction Drawings; (iv) the cost of any changes to the Construction Drawings or Improvements required by applicable building codes (the "CODE"); and (v) the "Landlord Coordination Fee", as that term is defined in Section 4.3.2 of this Tenant Work Letter. However, in no event shall more than Three and 00/100 Dollars ($3.00) per usable square foot of the Improvement Allowance be used for the aggregate cost of items described in (i) and (ii) above; any additional amount incurred as a result of (i) and (ii) above shall be deemed to constitute an Over-Allowance Amount.

     2.3     Standard  Improvement  Package.   Landlord  has  established
             -------------------------------
specifications (the "SPECIFICATIONS") for the Project standard components to be used in the construction of the Improvements in the Premises (collectively, the "STANDARD IMPROVEMENT PACKAGE"), which Specifications are available upon request. The quality of Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Improvements to comply with certain Specifications.


                                   EXHIBIT "D"
                                   -----------

                                    SECTION 3
                                    ---------

                              CONSTRUCTION DRAWINGS
                              ---------------------

     3.1     Selection of Architect/Construction Drawings.  Tenant shall  retain
             --------------------------------------------
an architect/space planner designated by Landlord (the "ARCHITECT") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall also retain the engineering consultants designated by Landlord (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC and lifesafety work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS." All Construction Drawings shall comply with the drawing format and specifications as reasonably determined by Landlord, and shall be subject to Landlord's reasonable approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

     3.2     Final  Space  Plan.  On or before the date set forth in Schedule 1,
             ------------------
attached hereto, Tenant and the Architect shall prepare the final space plan for Improvements in the Premises (collectively, the "FINAL SPACE PLAN"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval.

     3.3     Final Working Drawings. On or before the date set forth in Schedule
             ----------------------
1, Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Landlord for Landlord's approval.

     3.4     Permits.   The Final Working Drawings shall be approved by Landlord
             -------
(the "APPROVED WORKING DRAWINGS") prior to the commencement of the construction of the Improvements. Tenant shall cause the Architect to immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Improvements (the "PERMITS"). No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     3.5     Time  Deadlines.    Tenant  shall  use its best efforts and all due
             ---------------
diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the permits, and with Contractor for approval of the "Cost Proposal," as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4 below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 1 (the "TIME DEADLINES"), attached hereto. Tenant agrees to comply with the Time Deadlines.

                                    SECTION 4
                                    ---------

                        CONSTRUCTION OF THE IMPROVEMENTS
                        --------------------------------

     4.1     Contractor.   The contractor which shall construct the Improvements
             ----------
shall be a contractor selected pursuant to the following procedure. The Final Working Drawings shall be


                                   EXHIBIT "D"
                                   -----------
submitted by Landlord to three (3) general contractors: one (1) such general contractor shall be selected by Landlord and the other general contractors shall be selected by Tenant on or before the date the Final Working Drawings are approved by Landlord and Tenant and which contractor so selected by Tenant shall be subject to Landlord's reasonable approval. Each such contractor shall submit a sealed, fixed price contract bid (on such bid form as Landlord shall designate) to construct the Improvements. Each contractor shall be notified in the bid package of the time schedule for construction of the Improvements. The subcontractors utilized by the contractor shall be subject to Landlord's reasonable approval and the bidding instructions shall provide that as to work affecting the structure of the Project and/or the systems and equipment of the Project, Landlord shall be entitled to designate the subcontractors. The bids shall be submitted promptly to Landlord as a reconciliation shall be performed by Landlord to adjust inconsistent or incorrect assumptions so that a like-kind comparison can be made and a low bidder determined. Landlord shall select the contractor who shall be the lowest bidder and who states that it will be able to meet Landlord's construction schedule. The contractor selected may be referred to herein as the "CONTRACTOR".

     4.2     Cost  Proposal.   After the Approved Working Drawings are signed by
             --------------
Landlord and Tenant, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Improvement Allowance Items to be incurred by Tenant in connection with the construction of the improvements (the "COST PROPOSAL"). Tenant shall approve and deliver the Cost Proposal to Landlord within three (3) business days of the receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "COST PROPOSAL DELIVERY DATE".

     4.3     Construction  of  Improvements by Contractor under the Coordination
             -------------------------------------------------------------------
of  Landlord.
------------

          4.3.1     Over-Allowance Amount.  On  the Cost Proposal Delivery Date,
                    ---------------------
Tenant shall deliver to Landlord an amount (the "OVER-ALLOWANCE AMOUNT") equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the Cost Proposal Delivery Date). The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount.

          4.3.2     Landlord's  Retention  of  Contractor.   Landlord  shall
                    -------------------------------------
independently retain Contractor, on behalf of Tenant, to construct the Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Landlord shall coordinate the construction by Contractor, and Tenant shall pay a construction coordination fee (the "LANDLORD COORDINATION FEE") to Landlord in an amount equal to the product of (i) five percent (5%) and
(ii) an amount equal to the Improvement Allowance plus the Over-Allowance Amount (as such Over-Allowance Amount may increase pursuant to the terms of this Tenant Work Letter).

                                    SECTION 5
                                    ---------

                         COMPLETION OF THE IMPROVEMENTS
                         ------------------------------

     5.1     Substantial  Completion.  For  purposes of this Lease, "SUBSTANTIAL
             -----------------------
COMPLETION" of the Improvements in the Premises shall occur upon the completion of construction of the Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant.

     5.2     Delay  of  the  Substantial  Completion of the Premises.  Except as
             -------------------------------------------------------
provided in this Section 5, the Commencement Date and Tenant's obligation to pay rent for the Premises shall occur as set forth in the Lease. However, if there shall be a delay or there are delays in the


                                   EXHIBIT "D"
                                   -----------

Substantial Completion of the Improvements in the Premises as a result of the following (collectively, "TENANT DELAYS"):

          5.2.1     Tenant's failure to comply with the Time Deadlines;

          5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

          5.2.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

          5.2.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

          5.2.5     Tenant's  request  for  changes  in  the  Approved  Working
Drawings;

          5.2.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Improvements in the Premises, or which are different from, or not included in, the Standard Improvement Package;

          5.2.7 Changes to the Base, Shell and Core required by the Approved Working Drawings; or

          5.2.8 Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of Improvements in the Premises, the date of Substantial Completion thereof shall be deemed to be the date that Substantial Completion would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.

                                    SECTION 6
                                    ---------

                                  MISCELLANEOUS
                                  -------------

     6.1     Tenant's  Representative.  Tenant  has designated Ken Roelke as its
             ------------------------
sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.2     Landlord's Representative.  Prior  to  commencement of construction
             -------------------------
of Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.3     Time  of  the  Essence in This Tenant Work Letter. Unless otherwise
             -------------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days.


                                   EXHIBIT "D"
                                   -----------

                                   SCHEDULE 1
                                   ----------

                                 TIME DEADLINES
                                 --------------

              Dates                         Actions  to  be  Performed
              -----                         --------------------------

A.   Completed                       Tenant to deliver Final Space Plan to
                                     Landlord.

B.   Completed                       Tenant to deliver Final Working Drawings
                                     to Landlord.

C.   Three (3) business days after   Tenant to approve Cost Proposal and deliver
     the receipt of the Cost         Cost Proposal to Landlord.
     Proposal by Tenant.



                                   SCHEDULE 1
                                   ----------